UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-6332

Oppenheimer Rochester Portfolio Series

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 6/30/2017

Item 1.  Reports to Stockholders.

Semiannual Report	6/30/2017

OppenheimerFunds®

The Right Way
to Invest

# Oppenheimer Rochester® **Limited Term New York Municipal Fund**

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 6/30/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays
			Municipal Bond 5-Year
			(4-6) Index
6-Month	0.92%	-1.35%	3.17%
1-Year	-0.42	-2.66	0.44
5-Year	0.81	0.35	2.06
10-Year	2.67	2.44	4.00

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

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Fund Performance Discussion

Oppenheimer Rochester Limited Term New York Municipal Fund continued to generate attractive levels of tax-free income during the most recent reporting period. As of June 30, 2017, the Class A shares provided a distribution yield at net asset value (NAV) of 3.06% and a yield-driven, 6-month total return of 0.92% at NAV. Tax-free income comprised 100% of the Fund’s total return this reporting period.

MARKET OVERVIEW

During this reporting period, U.S. equities rallied and prices improved on AAA-rated municipal bonds across the yield curve and Treasury bonds with maturities of 4 years and more. Higher prices in the municipal bond market contributed to the positive total return this reporting period of this Fund’s benchmark, which is a widely used index of the performance of the general muni market.

On June 14, 2017, the Fed Funds target rate was raised by one-quarter of 1 percentage point to a range of 1.00% to 1.25%, and the Federal Reserve Open Market Committee (FOMC) signaled plans for one more rate increase in 2017. Citing continued U.S.

The average distribution yield in Lipper’s Other States Short-Intermediate Municipal Debt Funds category was 2.07% at the end of this reporting period. At 3.06%, the distribution yield at NAV for this Fund’s Class A shares was 99 basis points higher than the category average.

economic growth and job market strength, the Fed also announced it would begin to reduce its $4.5 trillion holdings of bonds and other securities later this year

The benchmark interest rate was raised in December 2016 and in March 2017, each

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	3.06%
Dividend Yield with sales charge	2.99
Standardized Yield	2.14
Taxable Equivalent Yield	4.17
Last distribution (6/27/17 )	$0.0075
Total distributions (1/1/17 to 6/30/17)	$0.0465
Endnotes for this discussion begin on page 14 of this report.

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time by one-quarter of 1 percentage point. At a press conference after the March 2017 meeting, Chairman Janet Yellen said “The simple message is—the economy is doing well. The unemployment rate has moved way down, and many more people are feeling optimistic about their labor prospects.”

From December 2008 until December 2015, the key rate was held to a range of zero to 0.25%.

Please note: On July 26, 2017, the FOMC announced its decision to maintain the target range for the Fed Funds rate to the range that had been set the prior month. According to the Fed’s press release, the FOMC “expects that economic conditions will evolve in a manner that will warrant gradual increases” to the Fed Funds rate. Additionally, the “balance sheet normalization program” for reducing its holdings will begin “relatively soon, provided the economy evolves broadly as anticipated.”

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. During this reporting period, the muni market’s reactions to the Fed’s moves did not appear to be especially significant or lasting. This Fund’s portfolio managers do not adjust their investment style in response to Fed actions.

High-grade municipal bonds rallied during this reporting period, and the yield curve for these securities was lower on June 30, 2017 than it had been on December 30, 2016, the last business day of the previous reporting period. The median yield on 30-year, AAA-rated muni bonds stood at 2.97% on June 30, 2017, down 20 basis points from December 30, 2016. The median yield on 10-year, AAA-rated muni bonds was 2.15% on June 30, 2017, down 23 basis points from the December 2016 date, and the median yield on 1-year, AAA-rated muni bonds was 0.87%, down 9 basis points from the December 2016 date.

Treasury prices at most maturities also rose during the reporting period, but high-grade munis at the long end of the maturity curve continued to offer taxpayers in all federal tax brackets more favorable after-tax yields than Treasury securities with comparable maturities; Treasury bonds are backed by the full faith and credit of the U.S. government.

After six years of on-time budgets, a $153 billion spending plan for New York State’s fiscal year 2018 was approved on April 9, 2017, nine days late. It included free State University of New York (SUNY) tuition for eligible students, ride-hailing services for upstate New York, a 4.4% increase in aid to schools, $200 million to fight heroin addiction and $200 million for a statewide recreational trail. Other investments include a 5-year, $2.5 billion fund to improve the state’s drinking water infrastructure and $207 million for the Rochester photonics institute and other SUNY Polytechnic Institute projects.

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In January 2017, the Port Authority of New York and New Jersey approved a lease through 2050 to redevelop the Delta terminals at LaGuardia Airport. The Port Authority is providing $600 million for the project and the remaining $3.6 billion cost will be privately funded by Delta and its partners.

Plans for the redevelopment of the JFK International Airport continue as the Port Authority issued requests for proposals for preliminary engineering and design work for the $10 billion project. New York State is devoting $1.5 billion to improve the Van Wyck Expressway and Kew Gardens Interchange to reduce congestion near the airport.

Foundation and steel work has begun on the expansion of the Jacob K. Javits Convention Center in Manhattan. This is a $1.5 billion project that is expected to generate $393 million in new economic activity annually and to create more than 3,000 construction jobs as well as an additional 6,000 permanent jobs once it is completed.

The Metropolitan Transportation Authority (MTA) issued a $313 million green bond in March 2017. This bond will refinance existing low-carbon transportation projects including stations and subway cars on the subway system in New York.

According to Comptroller Thomas DiNapoli, spending was up 19.1% for the first 2 months of fiscal year 2018, a result of spending increases of $2 billion for Medicaid and $1.1 billion for education. New York State tax revenue, meanwhile, was down 8.8% in May 2017 compared to the same period last year, and $62.3 million below the latest budget projections.

As of June 30, 2017, New York State’s general obligation (G.O.) bonds were rated Aa1 by Moody’s Investors Service and AA-plus by S&P and Fitch Ratings. G.O.s are backed by the full faith and taxing authority of the state or local government that issues them.

Three weeks ahead of schedule, Mayor Bill de Blasio and the New York City Council announced an $85.2 billion budget for fiscal year 2018. The spending plan included $1.2 billion for the general reserve, $4.2 billion in retiree health benefits, and $250 million for the capital stabilization reserve. The spending plan was 3.8% larger than the previous fiscal year’s, despite savings related to a partial hiring freeze and debt service obligations.

Near the end of the reporting period, the mayor announced New York Works, a 10-year job initiative to create 100,000 good-paying jobs through a $1 billion investment in targeted industries such as technology, cybersecurity, life sciences and health care, industrial and manufacturing, and the creative and cultural sectors. De Blasio said he would add $250 million in new spending to the November and January budget updates.

As of June 30, 2017, Fitch and S&P affirmed their AA ratings for New York City’s G.O. bonds and Moody’s assigned an Aa2 rating.

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The Commonwealth of Puerto Rico remained in the headlines throughout this reporting period, and more detailed information about the developments discussed below can be found on our online PR Roundup (oppenheimerfunds.com/puerto-rico).

The Puerto Rico Electric Power Authority (PREPA) made its $192.5 million interest payment in full on January 3, 2017. In 2016, PREPA and its forbearing bondholders, including Oppenheimer Rochester, finalized the restructuring support agreement (RSA), the terms of which had been agreed in September 2015 but expired on June 28, 2017, when PREPA declined to further extend the RSA, as described in more detail below.

Also in early January, subsidiaries of the insurer Assured Guaranty made payments of $39 million and $5 million on G.O. debt and Public Building Authority debt, respectively.

Ricardo Rosselló Nevares, who was elected governor of the Commonwealth in November 2016, began his term in office by signing several executive orders related to fiscal and economic conditions in the Commonwealth, including a measure that requires reductions in the operating expenses of all government agencies. Gov. Rosselló also ordered the use of zero-base budgets beginning with fiscal 2018 (beginning July 1, 2017) and the creation of an entity to expedite the approvals of permits and certifications for infrastructure projects.

In the first month of his administration, Gov. Rosselló tried to secure some changes to deadlines set forth in the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA), which was enacted in June 2016. Ultimately, the federal oversight board established by PROMESA was amenable but imposed certain conditions, including a commitment not to take more loans to provide short-term liquidity. Simultaneously, the federal oversight board told Gov. Rosselló that his plan had to make spending cuts and certain revenue increases.

In January 2017, the governor signed an extension through December 2021 to a tax on foreign corporations. The Act 154 tax, originally slated to expire at the end of 2017, has historically been a significant source of government revenue. The governor also signed a new measure, the Puerto Rico Financial Emergency and Fiscal Responsibility Act, to replace the Debt Moratorium Act, which had given former Gov. Alejandro García Padilla the power to suspend debt payments. Puerto Rico continued to have a mixed record regarding debt payments. As expected, Puerto Rico failed to pay $358 million of interest on its G.O. bonds on January 3, but insurers paid nearly $54 million of this amount, according to The Bond Buyer.

In February 2017, Gov. Rosselló discussed his 10-year fiscal plan. The plan called for cuts in government spending and for funds to be set aside for future debt service obligations, but it did not meet the federal oversight board’s requirement that certain fiscal adjustments be

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made to close the fiscal 2019 budget gap. The federal oversight board called for emergency spending cuts on March 8 based on concerns about the Commonwealth’s liquidity and the need to reduce spending immediately; shortly thereafter, the board approved an amended plan and established a number of milestones for the Rosselló administration.

In other developments related to the fiscal plan, the federal fiscal 2018 budget proposal that President Trump announced in May 2017 calls for $1.59 billion to fund Medicaid in Puerto Rico, an increase of $1.24 billion versus the previous Medicaid cap for the Commonwealth. Puerto Rico officials did not adjust the Commonwealth’s fiscal plan, which assumes the federal government’s Medicaid allocation is zero.

Securities backed by Puerto Rico’s sales and use tax (COFINAs) as well as bonds issued by the Puerto Rico Industrial Development Company, PRASA (the Commonwealth’s aqueduct and sewer authority), and PRHTA (its highways and transportation authority) made full coupon payments on February 1, 2017. However, the Government Development Bank (GDB), Public Finance Corporation, and the Commonwealth’s infrastructure finance authority failed to make certain payments on February 1.

Despite the portfolio management team’s multi-year efforts to reach negotiated settlements with various issuers in Puerto Rico, the federal oversight board in May 2017 commenced proceedings under Title III of

PROMESA, similar to a Chapter 9 bankruptcy, for the Commonwealth, the Puerto Rico Sales Tax Financing Corporation (issuer of COFINA bonds), the Highway Transportation Authority and the Employee Retirement System. The commencement of these proceedings effectively blocked various lawsuits that had been filed soon after the May 1 expiration of the stay of litigation, which had been included in PROMESA and subsequently extended.

In late June 2017, PREPA allowed the nearly finalized RSA to terminate, even though the forbearing creditors had offered to extend the agreement again. Please note: On July 2, 2017, just after the end of the reporting period, the federal oversight board commenced PREPA’s Title III proceeding; the utility did not make its July 3 payments of principal and interest.

In Title III, the unresolved issues among debtors and creditors will proceed along separate tracks: mediation and litigation. While court-facilitated mediation may be an effective and efficient process, investors should be aware that protracted litigation remains a very real possibility. These developments affect current dividend distribution calculations for funds with holdings subject to Title III. The Title III proceedings are being overseen by U.S. District Judge Laura Taylor Swain, who was selected by the Chief Justice of the U.S. Supreme Court, John Roberts.

In other news, at the end of May, the governor proposed a $9.56 billion general

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fund budget that called for a 6.3% increase in spending but no debt payments. In late June, the federal oversight board approved its own consolidated budget and earmarked more than $900 million for debt-service obligations.

The Commonwealth held a vote regarding statehood in June. Those who voted in the nonbinding referendum were overwhelmingly in favor of changing the Commonwealth’s status to U.S. statehood, but less than one-quarter of the electorate voted.

Please note: In mid-July 2017, after the end of this Fund’s reporting period, the federal oversight board approved a restructuring plan for the GDB, giving bondholders between 55% and 75% of the face value of their debt; the size of the “haircut” depends on the interest rate of the newly issued debt. In late July, the mayor of San Juan announced intentions to challenge this plan as a means to protect the city’s GDB deposits. (This Fund does not hold GDB debt; the Oppenheimer Rochester funds’ holdings of GDB debt represent less than one-hundredth of 1% of the assets of a single fund, Oppenheimer Rochester Limited Term California Municipal Fund.)

FUND PERFORMANCE

Oppenheimer Rochester Limited Term New York Municipal Fund held more than 660 securities as of June 30, 2017. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

During this reporting period, a rally in U.S. equities and persistent low interest rates put pressure on the dividends of many fixed income investments. This Fund’s Class A dividend, which was 0.80 cents per share at the outset of this reporting period, was reduced to 0.75 cents per share beginning with the April 2017 payout. In all, the Fund distributed 4.65 cents per Class A share this reporting period. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions.

The Fund’s four largest sectors were also the four leading contributors to the Fund’s performance this reporting period. The Fund’s outperformance versus its benchmark this reporting period was primarily driven by its holdings of tobacco bonds. These high-yielding securities, which are backed by proceeds from the landmark 1998 Master Settlement Agreement (MSA), constituted the Fund’s third largest sector as of June 30, 2017. Other leading contributors to performance were the Fund’s largest sector and its second and fourth largest sectors: marine/aviation facilities, G.O.s and highway/ commuter facilities, respectively. Research-based security selection continued to be a factor in the strong performance of these sectors. Many of the securities in the marine/ aviation facilities sector and the highway/ commuter facilities sector are backed by

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valuable collateral. The Fund’s G.O. holdings include a broad array of securities issued by New York municipalities and by the Commonwealth of Puerto Rico; many of these holdings are insured. In all, 8 of the Fund’s 10 largest sectors were among the top 10 contributors to performance during this reporting period, including the higher education, hospital/healthcare, water utilities and Special Tax sectors.

Of the Fund’s 31 sectors, four detracted from the Fund’s total return during the reporting period. Securities in the sales tax revenue sector and the electric utilities sector, the Fund’s fifth and sixth largest, respectively, were adversely affected by developments in Puerto Rico (as discussed above). Two smaller sectors – municipal leases and government appropriations – also detracted from the Fund’s performance; the vast majority of the

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holdings in the municipal lease sector were issued in Puerto Rico.

In aggregate, the Fund’s substantial investments in securities issued in the Commonwealth of Puerto Rico detracted from performance this reporting period. (As discussed above, the Commonwealth continued to experience significant financial difficulties this reporting period; the Fund’s current dividend distribution calculations reflect adjustments based on the failure of various Commonwealth issuers to make their debt-service payments on time and in full.) The securities are exempt from federal, state and local income taxes, and the Fund’s holdings include the aforementioned G.O. bonds and securities from many different sectors. The net assets of the Fund’s holdings of bonds issued in Puerto Rico (less the Commonwealth’s tobacco bonds, which are excluded because they are backed by MSA proceeds) exceeded the net assets of any of the Fund’s individual sectors as of June 30, 2017. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other entities.

Investors should note that some of this Fund’s investments in securities issued in Puerto Rico – including some of the G.O.s – are insured. A complete listing of securities held by this Fund can be found in this report’s Statement of Investments.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds, and this Fund invests primarily in investment-grade municipal securities. This Fund uses a dollar-weighted approach to measuring the average maturity of its securities and seeks an average effective maturity of 5 years or less for its portfolio. The Fund may invest up to 15% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of June 30, 2017, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 15% of total assets.

While market conditions can and do fluctuate, the Fund’s portfolio management team adheres to a consistent investment approach based on its belief that tax-free yield can help investors achieve their long-term financial objectives. The team does not manage its funds based on predictions of interest rate changes. Further details about the Rochester team’s investment approach can be found on our landing page, oppenheimerfunds.com/rochesterway.

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In closing, we believe that the structure and sector composition of this Fund and the team’s use of time-tested strategies will

Scott S. Cottier, CFA Senior Vice President, Senior Portfolio Manager and Team Leader

continue to benefit fixed income investors through interest rate and economic cycles.

Troy E. Willis, CFA, J.D. Senior Vice President, Senior Portfolio Manager and Team Leader

On behalf of the rest of the Rochester portfolio managers: Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

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Top Holdings and Allocations

TOP TEN CATEGORIES

Marine/Aviation Facilities	15.1%
General Obligation	12.2
Tobacco Master Settlement Agreement	11.9
Highways/Commuter Facilities	11.2
Electric Utilities	8.6
Sales Tax Revenue	5.3
Higher Education	4.8
Hospital/Healthcare	4.7
Water Utilities	4.5
Special Tax	2.8

Portfolio holdings are subject to change. Percentages are as of June 30, 2017 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	5.4%	1.0%	6.4%
AA	35.9	0.0	35.9
A	21.0	0.2	21.2
BBB	9.6	3.1	12.7
BB or lower	23.1	0.7	23.8
Total	95.0%	5.0%	100.0%

The percentages above are based on the market value of the securities as of June 30, 2017 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 6/30/17

	Without Sales Charge	With Sales Charge
Class A	3.06%	2.99%
Class B	2.16	N/A
Class C	2.20	N/A
Class Y	3.33	N/A

STANDARDIZED YIELDS
For the 30 Days Ended 6/30/17
Class A	2.14%
Class B	1.44
Class C	1.44
Class Y	2.43

TAXABLE EQUIVALENT YIELDS
As of 6/30/17
Class A	4.17%
Class B	2.81
Class C	2.81
Class Y	4.74

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 6/30/17

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (LTNYX)	9/18/91	0.92%	-0.42%	0.81%	2.67%	4.52%
Class B (LTBBX)	5/1/97	0.54	-1.51	-0.04	2.19	3.61
Class C (LTNCX)	5/1/97	0.55	-1.50	-0.01	1.88	3.04
Class Y (LTBYX)	3/30/11	1.05	-0.18	1.05	N/A	2.69

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 6/30/17

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (LTNYX)	9/18/91	-1.35%	-2.66%	0.35%	2.44%	4.43%
Class B (LTBBX)	5/1/97	-3.43	-5.35	-0.22	2.19	3.61
Class C (LTNCX)	5/1/97	-0.44	-2.46	-0.01	1.88	3.04
Class Y (LTBYX)	3/30/11	1.05	-0.18	1.05	N/A	2.69

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. Prior to April 1, 2012, the maximum initial sales charge for Class A shares

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of the Fund was 3.50%. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond 5 Year (4-6) Index, which is the 4- to 6- year component of the Bloomberg Barclays Municipal Bond Index. The latter is an index of a broad range of investment-grade municipal bonds and a measure of the performance of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.0075 for the 35-day accrual period ended June 27, 2017. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on June 27, 2017; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0053, $0.0054 and $0.0082, respectively, for the 35-day accrual period ended June 27, 2017, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended June 30, 2017 and either the maximum offering price (for Class A shares) or NAV (for the other classes) on June 30, 2017. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final NAVs of the reporting period for the funds in each category. The average yield at NAV in Lipper’s Other States Short-Intermediate Municipal Debt Funds category is based on 8 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges, which – if included – would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2017 top federal and New York tax rate of 48.7% (51.1% for residents of New York City). Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share

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of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast

The median yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon and a 10-year par call. The MMA benchmark is constructed using yields from a group of active primary and secondary market makers and other municipal market participants.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

17        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Actual	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During 6 Months Ended June 30, 2017
Class A	$1,000.00	$1,009.20	$4.59
Class B	1,000.00	1,005.40	8.44
Class C	1,000.00	1,005.50	8.39
Class Y	1,000.00	1,010.50	3.40

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.23	4.62
Class B	1,000.00	1,016.41	8.48
Class C	1,000.00	1,016.46	8.43
Class Y	1,000.00	1,021.42	3.41

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2017 are as follows:

Class	Expense Ratios
Class A	0.92%
Class B	1.69
Class C	1.68
Class Y	0.68

18        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS June 30, 2017 Unaudited

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Municipal Bonds and Notes—103.1%
New York—75.4%
$40,000	Albany County, NY IDA (Wildwood Programs)[1,2]	4.900%	07/01/2021	07/26/2017	A	$40,009
1,500,000	Albany, NY Capital Resource Corp. (Albany Law School)[2]	5.000	07/01/2029	07/01/2027	A	1,728,900
1,520,000	Albany, NY Capital Resource Corp. (Albany Law School)[2]	5.000	07/01/2031	07/01/2027	A	1,735,840
475,000	Albany, NY Capital Resource Corp. (College Saint Rose)[2]	5.625	07/01/2031	07/01/2021	A	510,435
400,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)[2]	5.000	05/01/2024	05/01/2024		476,876
300,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)[2]	5.000	05/01/2025	05/01/2025		361,680
300,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)[2]	5.000	05/01/2026	05/01/2026		363,102
200,000	Albany, NY Capital Resource Corp. (St. Peter’s Hospital)[2]	6.000	11/15/2025	11/15/2020	A	231,890
475,000	Albany, NY IDA (Brighter Choice Charter School for Girls)[2]	4.500	04/01/2018	07/31/2017	A	475,014
160,000	Albany, NY IDA (H. Johnson Office Park)[2]	5.750	03/01/2018	03/01/2018		161,397
3,000,000	Albany, NY IDA (St. Peter’s Hospital)[2]	5.750	11/15/2022	11/15/2017	A	3,055,410
215,000	Brookhaven, NY IDA (Enecon Corp.)[2]	5.800	11/01/2018	05/07/2018	B	215,417
500,000	Brookhaven, NY Local Devel. Corp. (Jefferson’s Ferry)[2]	5.250	11/01/2027	11/01/2026	A	583,155
1,000,000	Brookhaven, NY Local Devel. Corp. (Jefferson’s Ferry)[2]	5.250	11/01/2028	11/01/2026	A	1,157,410
1,000,000	Brookhaven, NY Local Devel. Corp. (Jefferson’s Ferry)[2]	5.250	11/01/2029	11/01/2026	A	1,147,880
650,000	Brookhaven, NY Local Devel. Corp. (Jefferson’s Ferry)[2]	5.250	11/01/2030	11/01/2026	A	740,818
650,000	Brookhaven, NY Local Devel. Corp. (Jefferson’s Ferry)[2]	5.250	11/01/2031	11/01/2026	A	737,126
2,325,000	Brooklyn, NY Local Devel. Corp. (Barclays Center Arena)[2]	5.750	07/15/2017	07/15/2017		2,328,929
940,000	Brooklyn, NY Local Devel. Corp. (Barclays Center Arena)[2]	5.750	07/15/2018	07/15/2018		979,687
460,000	Brooklyn, NY Local Devel. Corp. (Barclays Center Arena)[2]	5.750	07/15/2018	07/15/2018		483,005
970,000	Brooklyn, NY Local Devel. Corp. (Barclays Center Arena)[2]	5.750	07/15/2019	07/15/2019		1,047,377
385,000	Brooklyn, NY Local Devel. Corp. (Barclays Center Arena)[2]	5.750	07/15/2019	07/15/2019		421,764
1,750,000	Brooklyn, NY Local Devel. Corp. (Brooklyn Events Center)[2]	4.000	07/15/2029	01/15/2027	A	1,905,242

19        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$1,350,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)[2]	5.750%	10/01/2026	04/01/2021	A	$1,543,428
60,000	Buffalo, NY Fiscal Stability Authority[2]	4.500	09/01/2019	09/01/2017	A	60,357
1,140,000	Build NYC Resource Corp. (Manhattan College)[2]	5.000	08/01/2030	08/01/2027	A	1,349,395
725,000	Build NYC Resource Corp. (Pratt Paper)[1,2]	3.750	01/01/2020	01/07/2019	B	742,103
2,000,000	Build NYC Resource Corp. (Royal Charter Properties & Presbyterian Hospital)[2]	4.750	12/15/2026	12/15/2022	A	2,239,620
1,395,000	Build NYC Resource Corp. (Wagner College)[2]	5.000	07/01/2024	07/01/2022	A	1,636,098
1,705,000	Build NYC Resource Corp. (Wagner College)[2]	5.000	07/01/2025	07/01/2022	A	1,988,934
1,650,000	Build NYC Resource Corp. (Wagner College)[2]	5.000	07/01/2026	07/01/2022	A	1,913,967
1,705,000	Build NYC Resource Corp. (Wagner College)[2]	5.000	07/01/2028	07/01/2022	A	1,960,955
600,000	Build NYC Resource Corp. (YMCA of Greater New York)[2]	5.000	08/01/2021	08/01/2021		682,410
500,000	Build NYC Resource Corp. (YMCA of Greater New York)[2]	5.000	08/01/2022	08/01/2022		581,590
1,000,000	Build NYC Resource Corp. (YMCA of Greater New York)[2]	5.000	08/01/2032	08/01/2022	A	1,102,100
285,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[2]	5.000	05/01/2018	05/01/2018		292,689
295,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[2]	5.000	05/01/2019	05/01/2019		311,473
315,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[2]	5.000	05/01/2020	05/01/2020		340,861
330,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[2]	5.000	05/01/2021	05/01/2021		364,531
345,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[2]	5.000	05/01/2022	05/01/2022		388,294
365,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[2]	5.000	05/01/2023	05/01/2023		414,826
380,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[2]	5.000	05/01/2024	05/01/2024		436,859

20        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$400,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[2]	5.000%	05/01/2025	05/01/2025		$462,344
415,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[2]	5.000	05/01/2026	05/01/2026		480,396
445,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[2]	5.000	05/01/2027	05/01/2026	A	510,402
465,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[2]	5.000	05/01/2028	05/01/2026	A	530,500
485,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[2]	5.000	05/01/2029	05/01/2026	A	548,797
20,000	Corning, NY GO2	4.000	12/01/2020	12/01/2017	A	20,256
10,000	Deerfield, NY GO2	5.500	06/15/2018	12/15/2017	A	10,147
15,000	Deerfield, NY GO2	5.500	06/15/2019	12/15/2017	A	15,205
15,000	Deerfield, NY GO2	5.500	06/15/2020	12/15/2017	A	15,199
2,950,000	Dutchess County, NY Local Devel. Corp. (Anderson Center Services)[2]	6.000	10/01/2030	06/14/2020	A	3,037,733
8,600,000	Dutchess County, NY Local Devel. Corp. (HQS/PHCtr/NDH/VBHosp Obligated Group)[2]	5.000	07/01/2030	07/01/2026	A	9,992,426
1,135,000	East Rochester, NY Hsg. Authority (Perinton-Fairport)[2]	4.800	08/01/2019	08/01/2017	A	1,138,064
510,000	East Rochester, NY Hsg. Authority (Woodland Village)[2]	5.500	08/01/2033	07/19/2018	A	511,515
95,000	East Syracuse, NY Hsg. Authority (Bennett Manor Associates)[2]	6.700	04/01/2021	07/31/2017	A	95,343
2,595,000	Erie County, NY IDA (Buffalo City School District)[2]	5.750	05/01/2029	05/01/2018	A	2,700,461
600,000	Erie County, NY Public Improvement District[2]	5.000	04/01/2023	04/01/2022	A	695,532
525,000	Erie County, NY Public Improvement District[2]	5.000	04/01/2024	04/01/2022	A	606,370
500,000	Erie County, NY Public Improvement District[2]	5.000	04/01/2025	04/01/2022	A	573,855
700,000	Erie County, NY Public Improvement District[2]	5.000	04/01/2026	04/01/2022	A	797,902
29,615,000	Erie County, NY Tobacco Asset Securitization Corp.[2]	5.000	06/01/2031	07/31/2017	A	29,758,337
195,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[2]	5.000	06/01/2018	06/01/2018		200,790
205,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[2]	5.000	06/01/2019	06/01/2019		216,414

21        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$125,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[2]	5.000%	06/01/2020	12/08/2019	B	$134,841
215,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[2]	5.000	06/01/2020	06/01/2020		232,245
220,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[2]	5.000	06/01/2021	06/01/2021		242,165
145,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[2]	5.000	06/01/2022	12/07/2021	B	161,395
235,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[2]	5.000	06/01/2022	06/01/2022		262,147
250,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[2]	5.000	06/01/2023	06/01/2023		282,195
255,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[2]	5.000	06/01/2024	06/01/2024		289,948
155,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[2]	5.000	06/01/2024	12/07/2023	B	175,201
270,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[2]	5.000	06/01/2025	06/01/2025		308,578
175,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[2]	5.000	06/01/2026	12/06/2025	B	198,256
100,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[2]	5.000	06/01/2027	06/01/2027		113,375
100,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[2]	5.000	06/01/2028	06/01/2027	A	112,069
320,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[2]	5.000	06/01/2031	06/01/2027	A	350,787
255,000	Essex County, NY Capital Resource Corp. (North Country Community College Foundation)[2]	5.000	06/01/2035	06/01/2027	A	275,160
145,000	Franklin County, NY Civic Devel. Corp. (North Country Community College Foundation)[2]	5.000	06/01/2018	06/01/2018		149,330
155,000	Franklin County, NY Civic Devel. Corp. (North Country Community College Foundation)[2]	5.000	06/01/2019	06/01/2019		163,832

22        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$160,000	Franklin County, NY Civic Devel. Corp. (North Country Community College Foundation)[2]	5.000%	06/01/2020	06/01/2020		$173,125
170,000	Franklin County, NY Civic Devel. Corp. (North Country Community College Foundation)[2]	5.000	06/01/2021	06/01/2021		187,027
180,000	Franklin County, NY Civic Devel. Corp. (North Country Community College Foundation)[2]	5.000	06/01/2022	06/01/2022		201,082
185,000	Franklin County, NY Civic Devel. Corp. (North Country Community College Foundation)[2]	5.000	06/01/2023	06/01/2023		208,571
195,000	Franklin County, NY Civic Devel. Corp. (North Country Community College Foundation)[2]	5.000	06/01/2024	06/01/2024		222,284
205,000	Franklin County, NY Civic Devel. Corp. (North Country Community College Foundation)[2]	5.000	06/01/2025	06/01/2025		235,135
270,000	Franklin County, NY Solid Waste Management Authority[2]	5.000	06/01/2023	06/01/2023		295,051
285,000	Franklin County, NY Solid Waste Management Authority[2]	5.000	06/01/2024	06/01/2024		314,284
835,000	Franklin County, NY Solid Waste Management Authority[2]	5.000	06/01/2027	06/01/2022	A	919,469
500,000	Geneva, NY Devel. Corp. (Hobart & William Smith Colleges)[2]	5.000	09/01/2025	09/01/2022	A	577,200
10,000	Glen Falls, NY GO2	5.250	04/01/2018	10/01/2017	A	10,081
285,000	Gloversville, NY GO2	5.800	03/15/2018	09/15/2017	A	287,947
200,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1,2]	5.000	07/01/2029	07/01/2027	A	235,330
170,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1,2]	5.000	07/01/2030	07/01/2027	A	198,825
150,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1,2]	5.000	07/01/2031	07/01/2027	A	174,169
275,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1,2]	5.000	07/01/2032	07/01/2027	A	317,779
20,000	Hudson Falls, NY Central School District[2]	4.750	06/15/2019	06/15/2019		21,089
10,000,000	Hudson Yards, NY Infrastructure Corp.[2]	5.000	02/15/2032	02/15/2027	A	11,900,400
19,945,000	L.I., NY Power Authority, Series A2	5.000	09/01/2026	09/01/2022	A	22,872,527
250,000	L.I., NY Power Authority, Series A2	5.500	04/01/2024	04/01/2019	A	269,380
1,700,000	L.I., NY Power Authority, Series A2	5.750	04/01/2039	04/01/2019	A	1,818,813
10,000,000	L.I., NY Power Authority, Series B2	5.000	09/01/2027	09/01/2022	A	11,401,000
14,825,000	L.I., NY Power Authority, Series B2	5.000	09/01/2029	09/01/2022	A	16,728,975
8,155,000	L.I., NY Power Authority, Series B2	5.000	09/01/2031	09/01/2026	A	9,589,546
6,635,000	L.I., NY Power Authority, Series B2	5.000	09/01/2034	09/01/2026	A	7,680,079
70,000	Livonia, NY GO2	5.000	06/15/2020	07/31/2017	A	70,174
75,000	Livonia, NY GO2	5.000	06/15/2021	07/31/2017	A	75,177

23        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$80,000	Livonia, NY GO2	5.000%	06/15/2022	07/31/2017	A	$80,177
85,000	Livonia, NY GO2	5.000	06/15/2023	07/31/2017	A	85,179
90,000	Livonia, NY GO2	5.000	06/15/2024	07/31/2017	A	90,182
75,000	Livonia, NY GO2	5.000	06/15/2025	07/31/2017	A	75,144
375,000	Lockport City, NY GO2	5.000	10/15/2017	10/15/2017		377,872
395,000	Lockport City, NY GO2	5.000	10/15/2018	10/15/2018		408,019
415,000	Lockport City, NY GO2	5.000	10/15/2019	10/15/2019		439,369
20,000	Monroe County, NY Airport Authority (Greater Rochester International Airport)	4.000	01/01/2018	07/31/2017	A	20,033
400,000	Monroe County, NY IDA (Rochester General Hospital)[2]	5.000	12/01/2026	12/01/2022	A	454,708
345,000	Monroe County, NY IDA (Rochester General Hospital)[2]	5.000	12/01/2027	12/01/2022	A	389,884
660,000	Monroe County, NY IDA (Rochester General Hospital)[2]	5.000	12/01/2028	12/01/2022	A	742,269
225,000	Monroe County, NY IDA (Southview Towers)[2]	6.125	02/01/2020	08/01/2017	A	225,790
350,000	Monroe County, NY Industrial Devel. Corp. (Highland Hospital of Rochester)[2]	5.000	07/01/2026	07/01/2025	A	419,996
200,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[2]	5.000	10/01/2026	10/01/2021	A	220,790
615,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[2]	5.000	06/01/2023	06/01/2022	A	708,898
4,760,000	Nassau County, NY GO2	5.000	04/01/2027	04/01/2024	A	5,553,016
3,160,000	Nassau County, NY GO2	5.000	04/01/2029	04/01/2026	A	3,745,453
2,100,000	Nassau County, NY GO2	5.000	01/01/2032	01/01/2026	A	2,435,349
300,000	Nassau County, NY IDA (ACDS)[2]	5.950	11/01/2022	06/05/2019	A	300,252
190,000	Nassau County, NY IDA (ACDS)[2]	6.000	12/01/2019	12/01/2017	A	190,122
1,300,000	Nassau County, NY IDA (CSMR)[2]	5.950	11/01/2022	06/07/2019	A	1,301,092
200,000	Nassau County, NY IDA (Epilepsy Foundation of L.I.)[2]	5.950	11/01/2022	06/09/2019	A	200,168
25,000	Nassau County, NY IDA (Hispanic Counseling Center)[2]	6.000	11/01/2017	11/01/2017		25,019
200,000	Nassau County, NY IDA (Life’s WORCA)[2]	5.950	11/01/2022	06/06/2019	A	200,168
500,000	Nassau County, NY IDA (New York Institute of Technology)[2]	5.000	03/01/2021	03/01/2020	A	550,505
500,000	Nassau County, NY IDA (PLUS Group Home)[2]	6.150	11/01/2022	06/08/2019	A	502,665
155,000	Nassau County, NY IDA (WORCA)[2]	6.000	12/01/2019	12/01/2017	A	155,095
25,000	Nassau County, NY IDA, Series C2	6.000	12/01/2019	12/01/2017	A	25,015
5,690,000	Nassau County, NY Local Economic Assistance Corp. (South Nassau Communities Hospital)[2]	5.000	07/01/2027	07/01/2022	A	6,400,681

24        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$4,500,000	Nassau County, NY Local Economic Assistance Corp. (Winthrop University Hospital)[2]	5.000%	07/01/2027	07/01/2022	A	$5,050,755
1,100,000	New Rochelle, NY Corp. Devel. (Iona College)[2]	5.000	07/01/2029	07/01/2025	A	1,243,803
6,000,000	New Rochelle, NY IDA (College of New Rochelle)	5.250	07/01/2027	04/07/2024	B	5,043,120
1,080,000	New Rochelle, NY IDA (College of New Rochelle)[1]	5.500	07/01/2019	01/05/2019	B	984,938
450,000	Newburgh, NY IDA (Bourne & Kenney Redevel. Company)[2]	5.650	08/01/2020	08/01/2017	A	451,724
2,535,000	Newburgh, NY IDA (Bourne & Kenney Redevel. Company)[2]	5.750	02/01/2032	08/01/2017	A	2,543,898
100,000	Niagara County, NY IDA (Niagara Falls Memorial Medical Center)	5.750	06/01/2018	07/31/2017	A	100,174
750,000	Niagara Falls, NY GO2	5.000	05/15/2028	05/15/2026	A	880,635
850,000	Niagara Falls, NY GO2	5.000	05/15/2029	05/15/2026	A	989,791
320,000	Niagara, NY Area Devel. Corp. (Niagara University)[2]	5.000	05/01/2026	05/01/2022	A	358,288
125,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[2]	2.343 [3]	04/01/2024	07/20/2017	A	119,375
1,525,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[2]	2.452 [3]	04/01/2024	07/05/2017	A	1,448,750
705,000	North Babylon, NY Volunteer Fire Company[2]	5.750	08/01/2022	08/01/2017	A	706,671
3,105,000	NY Counties Tobacco Trust I2	6.300	06/01/2019	07/31/2017	A	3,106,025
3,610,000	NY Counties Tobacco Trust I2	6.500	06/01/2035	07/31/2017	A	3,681,622
3,295,000	NY Counties Tobacco Trust I2	6.625	06/01/2042	07/31/2017	A	3,296,186
105,000	NY Counties Tobacco Trust II (TASC)[2]	5.625	06/01/2035	07/31/2017	A	107,083
135,000	NY Counties Tobacco Trust II (TASC)[2]	5.750	06/01/2043	07/31/2017	A	135,285
1,450,000	NY Counties Tobacco Trust III (TASC)[2]	6.000	06/01/2043	07/31/2017	A	1,478,768
15,000	NY Counties Tobacco Trust IV2	4.250	06/01/2021	07/31/2017	A	15,006
3,990,000	NY Counties Tobacco Trust IV (TASC)[2]	4.750	06/01/2026	11/30/2017	A	3,989,721
600,000	NY Counties Tobacco Trust VI2	5.625	06/01/2035	04/08/2023	B	674,172
2,095,000	NY Counties Tobacco Trust VI2	5.750	06/01/2043	03/06/2034	B	2,371,393
10,510,000	NY Counties Tobacco Trust VI2	6.000	06/01/2043	12/18/2026	B	11,765,209
40,000	NY Counties Tobacco Trust VI2	6.250	06/01/2025	02/05/2020	B	43,934
830,000	NY Counties Tobacco Trust VI2	6.450	06/01/2040	04/29/2032	B	977,010
8,040,000	NY Counties Tobacco Trust VI2	6.750	06/01/2035	07/14/2025	B	9,377,615
6,185,000	NY MTA (Green Bond)[2]	5.000	11/15/2033	11/15/2026	A	7,356,130
14,000,000	NY MTA, Series C2	5.000	11/15/2028	11/15/2022	A	16,257,920
10,000,000	NY MTA, Series C2	5.000	11/15/2029	11/15/2022	A	11,590,600
5,000,000	NY MTA, Series C2	5.000	11/15/2030	11/15/2022	A	5,789,750

25        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$60,000	NY MTA, Series C2	6.250%	11/15/2023	11/15/2018	A	$64,347
240,000	NY MTA, Series C2	6.250	11/15/2023	11/15/2018	A	257,479
3,450,000	NY MTA, Series D2	5.000	11/15/2024	11/15/2017	A	3,502,681
4,000,000	NY MTA, Series D2	5.000	11/01/2025	11/01/2022	A	4,672,720
23,000,000	NY MTA, Series D2	5.000	11/15/2027	11/15/2019	A	25,057,810
20,000,000	NY MTA, Series D2	5.000	11/15/2029	11/15/2022	A	23,181,200
5,000,000	NY MTA, Series D2	5.000	11/15/2031	11/15/2021	A	5,690,800
11,800,000	NY MTA, Series D-1[2]	5.000	11/01/2026	11/01/2022	A	13,751,720
5,075,000	NY MTA, Series D-1[2]	5.000	11/01/2028	11/01/2022	A	5,889,131
160,000	NY Triborough Bridge & Tunnel Authority[2]	5.000	11/15/2021	11/15/2018	A	168,867
5,000,000	NY Triborough Bridge & Tunnel Authority[2]	5.000	11/15/2028	11/15/2028		6,360,850
5,000,000	NY Triborough Bridge & Tunnel Authority[2]	5.000	11/15/2028	11/15/2022	A	5,851,100
2,540,000	NY Triborough Bridge & Tunnel Authority[2]	5.000	11/15/2029	11/15/2022	A	2,966,669
4,000,000	NY Triborough Bridge & Tunnel Authority[2]	5.000	11/15/2029	11/15/2022	A	4,671,920
11,000,000	NY Triborough Bridge & Tunnel Authority[2]	5.000	11/15/2029	05/15/2027	A	13,543,200
8,570,000	NY Triborough Bridge & Tunnel Authority[2]	5.000	11/15/2030	05/15/2027	A	10,479,482
1,500,000	NY Triborough Bridge & Tunnel Authority[2]	5.000	11/15/2030	11/15/2022	A	1,746,930
10,195,000	NY Triborough Bridge & Tunnel Authority[2]	5.000	11/15/2031	05/15/2027	A	12,372,958
385,000	NY Triborough Bridge & Tunnel Authority[2]	5.000	11/15/2033	11/15/2018	A	406,579
615,000	NY Triborough Bridge & Tunnel Authority[2]	5.000	11/15/2033	11/15/2018	A	649,225
5,000,000	NY TSASC, Inc. (TFABs)[2]	5.000	06/01/2030	06/01/2027	A	5,748,650
5,000,000	NY TSASC, Inc. (TFABs)[2]	5.000	06/01/2031	06/01/2027	A	5,744,500
5,000,000	NY TSASC, Inc. (TFABs)[2]	5.000	06/01/2032	06/01/2027	A	5,713,950
5,000,000	NY TSASC, Inc. (TFABs)[2]	5.000	06/01/2033	06/01/2027	A	5,684,500
3,130,000	NY TSASC, Inc. (TFABs)[2]	5.000	06/01/2045	08/25/2025	A	3,283,370
90,000	NY Valley Health Devel. Corp.[2]	6.750	05/20/2022	07/31/2017	A	90,436
5,000	NYC GO2	5.000	06/01/2023	07/31/2017	A	5,017
8,065,000	NYC GO2	5.000	08/01/2023	08/01/2019	A	8,721,168
18,760,000	NYC GO4	5.000	08/01/2026	02/01/2023	A	21,867,031
22,970,000	NYC GO4	5.000	08/01/2026	02/01/2023	A	26,774,291
26,090,000	NYC GO4	5.000	08/01/2027	02/01/2023	A	30,256,834
28,685,000	NYC GO4	5.000	08/01/2027	02/01/2023	A	33,266,219
19,505,000	NYC GO2	5.000	08/01/2028	08/01/2019	A	21,062,279
2,000,000	NYC GO2	5.000	08/01/2029	08/01/2022	A	2,314,980
7,820,000	NYC GO2	5.000	10/01/2031	10/01/2022	A	9,081,444
5,000	NYC GO2	5.125	08/01/2022	08/01/2017	A	5,018
3,940,000	NYC GO2	5.125	12/01/2024	12/01/2017	A	4,011,275
2,560,000	NYC GO2	5.125	12/01/2024	12/01/2017	A	2,605,491

26        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$24,890,000	NYC GO2	5.250%	04/01/2028	04/01/2019	A	$26,680,089
5,000	NYC GO2	5.500	02/15/2026	07/31/2017	A	5,019
10,000	NYC GO2	5.500	02/15/2026	07/31/2017	A	10,038
5,000	NYC GO2	5.500	06/01/2028	07/31/2017	A	5,019
10,000	NYC GO	5.500	11/15/2037	07/31/2017	A	10,037
5,000	NYC GO2	5.750	08/01/2018	08/01/2017	A	5,020
50,000	NYC GO2	5.875	06/01/2019	07/31/2017	A	50,207
55,000	NYC GO2	5.875	08/01/2019	08/01/2017	A	55,228
5,000	NYC GO2	6.000	02/15/2024	07/31/2017	A	5,021
45,000	NYC GO2	7.750	08/15/2027	08/15/2017	A	45,382
1,850,000	NYC HDC (Multifamily Hsg.)[2]	4.750	11/01/2030	05/01/2020	A	1,933,472
4,725,000	NYC HDC (Multifamily Hsg.)[2]	4.750	11/01/2030	05/01/2020	A	5,068,318
1,500,000	NYC HDC (Multifamily Hsg.)[2]	5.000	11/01/2030	05/01/2018	A	1,515,285
30,000	NYC HDC (Multifamily Hsg.)[2]	5.100	11/01/2018	05/01/2018	A	30,727
260,000	NYC HDC (Multifamily Hsg.)[2]	5.200	11/01/2035	05/01/2018	A	262,397
4,785,000	NYC HDC (Multifamily Hsg.)[2]	5.500	11/01/2028	05/01/2018	A	4,861,225
800,000	NYC HDC (Multifamily Hsg.)[2]	5.500	11/01/2034	05/01/2019	A	838,904
200,000	NYC HDC (Multifamily Hsg.)[2]	6.250	11/01/2023	11/01/2018	A	212,716
35,000	NYC HDC (Multifamily Hsg.), Series E2	6.250	05/01/2036	07/31/2017	A	35,071
37,400,000	NYC Health & Hospital Corp. (Health System)[2]	5.000	02/15/2030	02/15/2020	A	40,161,242
100,000	NYC Health & Hospital Corp. (Health System)[2]	5.500	02/15/2021	02/15/2018	A	102,808
100,000	NYC IDA (Center for Family Support)[2]	5.800	07/01/2023	10/05/2021	B	98,712
330,000	NYC IDA (Comprehensive Care Management)[2]	5.750	08/01/2018	11/01/2017	A	333,287
640,000	NYC IDA (Comprehensive Care Management)[2]	5.750	11/01/2018	11/01/2017	A	646,368
665,000	NYC IDA (Comprehensive Care Management)[2]	5.750	05/01/2019	07/31/2017	A	666,543
200,000	NYC IDA (Independent Living Assoc.)[1,2]	6.200	07/01/2020	07/24/2017	A	200,080
100,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)[2]	5.375	11/01/2018	11/01/2017	A	103,320
495,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)[2]	5.375	11/01/2018	11/01/2017	A	511,434
4,060,000	NYC IDA (Montefiore Medical Center Corp.)[2]	5.125	11/01/2025	07/31/2017	A	4,074,169
5,865,000	NYC IDA (Montefiore Medical Center Corp.)[2]	5.125	11/01/2035	07/31/2017	A	5,884,354
75,000	NYC IDA (Polytechnic University)[2]	4.550	11/01/2018	11/01/2017	A	75,946
30,000	NYC IDA (Queens Baseball Stadium)[2]	5.000	01/01/2031	07/31/2017	A	30,071
200,000	NYC IDA (Queens Baseball Stadium)[2]	6.125	01/01/2029	01/01/2019	A	214,906
1,555,000	NYC IDA (Rosco, Inc.)[2]	5.625	06/01/2022	07/15/2020	B	1,599,582
500,000	NYC IDA	5.000	07/01/2020	07/01/2020		535,945

27        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$250,000	NYC IDA	5.000%	07/01/2021	07/01/2021		$272,222
750,000	NYC IDA (Yankee Stadium)[2,5]	2.960	03/01/2019	03/01/2019		746,565
3,000,000	NYC IDA (Yankee Stadium)[2,5]	2.990	03/01/2020	03/01/2020		2,987,100
8,655,000	NYC IDA (Yankee Stadium)[2,5]	3.040	03/01/2022	03/01/2022		8,581,086
6,550,000	NYC IDA (Yankee Stadium)[2,5]	3.050	03/01/2023	03/01/2023		6,475,461
195,000	NYC IDA (Yankee Stadium)[2,5]	3.060	03/01/2024	03/01/2024		192,245
200,000	NYC IDA (Yankee Stadium)[2,5]	3.070	03/01/2025	03/01/2025		196,314
985,000	NYC IDA (Yankee Stadium)[2,5]	3.080	03/01/2026	03/01/2026		958,149
1,000,000	NYC IDA (Yankee Stadium)[2,5]	3.090	03/01/2027	03/01/2027		965,750
15,000	NYC IDA (Yankee Stadium)[2]	5.000	03/01/2031	07/31/2017	A	15,036
725,000	NYC IDA (Yeled Yalda Early Childhood)[2]	5.350	11/01/2017	11/01/2017		726,624
8,915,000	NYC Municipal Water Finance Authority[2]	5.000	06/15/2029	12/15/2019	A	9,765,848
10,755,000	NYC Municipal Water Finance Authority[2]	5.000	06/15/2029	06/15/2021	A	12,216,067
30,000,000	NYC Municipal Water Finance Authority[2]	5.000	06/15/2030	06/15/2020	A	33,237,900
29,450,000	NYC Municipal Water Finance Authority[2]	5.000	06/15/2031	06/15/2021	A	33,310,895
1,535,000	NYC Municipal Water Finance Authority[2]	5.000	06/15/2035	06/15/2019	A	1,649,004
1,695,000	NYC Municipal Water Finance Authority[2]	5.500	06/15/2040	06/15/2019	A	1,836,905
410,000	NYC Municipal Water Finance Authority[2]	5.750	06/15/2040	06/15/2018	A	428,483
1,245,000	NYC Municipal Water Finance Authority[2]	5.750	06/15/2040	06/15/2018	A	1,304,075
370,000	NYC Municipal Water Finance Authority[2]	5.750	06/15/2040	06/15/2018	A	387,305
150,000	NYC Transitional Finance Authority[2]	5.375	01/15/2030	01/15/2019	A	159,766
1,880,000	NYC Transitional Finance Authority (Building Aid)[2]	5.000	07/15/2027	07/15/2022	A	2,186,139
5,250,000	NYC Transitional Finance Authority (Building Aid)[2]	5.000	01/15/2028	01/15/2018	A	5,365,657
9,000,000	NYC Transitional Finance Authority (Building Aid)[2]	5.000	07/15/2028	07/15/2022	A	10,433,520
10,000,000	NYC Transitional Finance Authority (Building Aid)[2]	5.000	07/15/2029	07/15/2022	A	11,539,300
11,325,000	NYC Transitional Finance Authority (Building Aid)[2]	5.000	07/15/2030	07/15/2022	A	13,025,109
1,650,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000	11/01/2027	11/01/2021	A	1,897,252
4,665,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000	05/01/2028	05/01/2018	A	4,826,456
10,000,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000	05/01/2032	05/01/2026	A	11,840,100

28        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$1,430,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000%	05/01/2033	05/01/2026	A	$1,685,741
10,500,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000	02/01/2034	02/01/2026	A	12,304,320
9,500,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000	02/01/2035	02/01/2026	A	11,116,710
3,085,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000	05/01/2037	05/01/2026	A	3,612,905
3,215,000	NYC Transitional Finance Authority (Future Tax)[2]	5.250	11/01/2027	11/01/2018	A	3,390,250
6,985,000	NYC Transitional Finance Authority (Future Tax)[2]	5.250	11/01/2027	11/01/2018	A	7,390,130
1,390,000	NYC Transitional Finance Authority (Future Tax)[2]	5.250	02/01/2030	02/01/2021	A	1,575,551
4,000,000	NYC Trust for Cultural Resources (Lincoln Center for the Performing Arts)[2]	5.000	12/01/2026	12/01/2026		4,890,560
50,000	NYC Trust for Cultural Resources (Lincoln Center for the Performing Arts)[2]	5.250	12/01/2018	12/01/2018		53,074
2,600,000	NYS DA (ALIA-PSCH)[2]	4.800	12/01/2023	04/23/2021	B	2,605,252
1,255,000	NYS DA (Brooklyn Law School)[2]	5.000	07/01/2025	07/01/2022	A	1,474,901
500,000	NYS DA (Culinary Institute of America)[2]	5.000	07/01/2028	07/01/2022	A	548,695
145,000	NYS DA (FNHC/KR/MMWNHC Obligated Group)[2]	5.750	07/01/2017	07/01/2017		145,019
3,640,000	NYS DA (Fordham University)[2]	5.000	07/01/2038	07/01/2018	A	3,784,726
1,000,000	NYS DA (Health Center/BFCC/ USBFCC Obligated Group)[2]	5.000	11/15/2019	07/31/2017	A	1,003,420
150,000	NYS DA (Icahn School of Medicine at Mount Sinai)[2]	5.000	07/01/2022	07/01/2020	A	166,294
1,110,000	NYS DA (Iona College)[2]	5.000	07/01/2022	07/01/2022		1,247,529
1,000,000	NYS DA (Iona College)[2]	5.000	07/01/2023	07/01/2022	A	1,119,390
1,000,000	NYS DA (Iona College)[2]	5.000	07/01/2024	07/01/2022	A	1,114,650
1,000,000	NYS DA (Iona College)[2]	5.000	07/01/2025	07/01/2022	A	1,107,960
1,000,000	NYS DA (Iona College)[2]	5.000	07/01/2026	07/01/2022	A	1,100,820
1,000,000	NYS DA (Iona College)[2]	5.000	07/01/2027	07/01/2022	A	1,095,200
30,000	NYS DA (Jawonio/United Cerebral Palsy Assoc. of NYC Obligated Group)[2]	5.125	07/01/2021	07/31/2017	A	30,069
50,000	NYS DA (Memorial Sloan- Kettering Cancer Center)[2]	5.000	07/01/2026	07/01/2018	A	51,983
430,000	NYS DA (Mental Health Services Facilities)[2]	5.000	02/15/2018	07/31/2017	A	431,479
250,000	NYS DA (Mental Health Services Facilities)[2]	5.000	02/15/2022	07/31/2017	A	250,852
100,000	NYS DA (Mental Health Services Facilities)[2]	6.250	02/15/2031	08/15/2018	A	105,967

29        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$1,105,000	NYS DA (Miriam Osborn Memorial Home Assoc.)[2]	5.000%	07/01/2025	07/01/2019	A	$1,164,416
840,000	NYS DA (Miriam Osborn Memorial Home Assoc.)[2]	5.000	07/01/2026	07/01/2019	A	883,386
650,000	NYS DA (Miriam Osborn Memorial Home Assoc.)[2]	5.000	07/01/2027	07/01/2019	A	680,778
3,365,000	NYS DA (Montefiore Medical Center)[2]	5.000	08/01/2021	02/01/2018	A	3,440,309
320,000	NYS DA (Municipal Health Facilities)[2]	4.750	01/15/2029	07/31/2017	A	321,008
5,000,000	NYS DA (Municipal Health Facilities)[2]	5.000	01/15/2032	01/15/2018	A	5,101,050
1,110,000	NYS DA (NHlth/LIJMC/NSUH/ FrankHosp/SIUH/NSUHSFCEC&R/ HHA/Shosp/LHH/GCH/FHH/PlainH/ NHlthcare Obligated Group)[2]	5.000	05/01/2018	05/01/2018		1,146,708
100,000	NYS DA (NHlth/LIJMC/NSUH/ FrankHosp/SIUH/NSUHSFCEC&R/ HHA/Shosp/LHH/GCH/FHH/PlainH/ NHlthcare Obligated Group)[2]	5.500	05/01/2030	05/01/2019	A	108,115
8,475,000	NYS DA (North General Hospital)[2]	5.000	02/15/2025	07/31/2017	A	8,502,798
5,665,000	NYS DA (North General Hospital)[2]	5.750	02/15/2019	07/31/2017	A	5,687,547
3,750,000	NYS DA (North General Hospital)[2]	5.750	02/15/2020	07/31/2017	A	3,954,300
15,000	NYS DA (North Onondaga Public Library)[2]	4.875	07/01/2017	07/01/2017		15,002
14,170,000	NYS DA (NYU)[2]	5.250	07/01/2027	07/01/2019	A	15,352,345
2,000,000	NYS DA (Orange Regional Medical Center)[2]	4.000	12/01/2020	12/01/2020		2,114,420
1,000,000	NYS DA (Orange Regional Medical Center)[2]	5.000	12/01/2022	12/01/2022		1,125,410
2,800,000	NYS DA (Orange Regional Medical Center)[2]	5.000	12/01/2023	12/01/2023		3,183,936
1,300,000	NYS DA (Orange Regional Medical Center)[2]	5.000	12/01/2025	12/01/2025		1,497,535
1,500,000	NYS DA (Orange Regional Medical Center)[2]	5.000	12/01/2026	12/01/2026		1,733,760
1,300,000	NYS DA (Orange Regional Medical Center)[2]	5.000	12/01/2027	06/01/2027	A	1,497,106
17,000,000	NYS DA (Personal Income Tax)[2]	5.000	12/15/2029	12/15/2022	A	19,888,470
4,105,000	NYS DA (Sales Tax)[2]	5.000	03/15/2031	09/15/2025	A	4,889,014
9,990,000	NYS DA (Sales Tax)[2]	5.000	03/15/2032	09/15/2026	A	11,978,010
335,000	NYS DA (School District Bond Financing Program), Series C2	5.000	10/01/2018	04/04/2018	B	344,779
1,025,000	NYS DA (School District Bond Financing Program), Series C2	5.000	10/01/2026	10/01/2022	A	1,173,174
2,820,000	NYS DA (School District Bond Financing Program), Series F2	5.000	10/01/2026	10/01/2022	A	3,242,408
400,000	NYS DA (School District Bond Financing Program), Series F2	5.000	10/01/2027	10/01/2022	A	455,900

30        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$200,000	NYS DA (School District Bond Financing Program), Series F2	5.000%	10/01/2028	10/01/2022	A	$226,752
1,690,000	NYS DA (School District Bond Financing Program), Series H2	5.000	10/01/2026	10/01/2022	A	1,940,424
500,000	NYS DA (School District Bond Financing Program), Series H2	5.000	10/01/2027	10/01/2022	A	570,940
400,000	NYS DA (School District Bond Financing Program), Series H2	5.000	10/01/2028	10/01/2022	A	454,568
500,000	NYS DA (School District Bond Financing Program), Series H2	5.000	10/01/2029	10/01/2022	A	565,560
2,190,000	NYS DA (School District Financing)[2]	5.000	10/01/2024	10/01/2022	A	2,564,840
1,675,000	NYS DA (School District Financing)[2]	5.000	10/01/2025	10/01/2022	A	1,943,369
2,250,000	NYS DA (School District Financing)[2]	5.000	10/01/2025	10/01/2023	A	2,644,448
3,190,000	NYS DA (School District Financing)[2]	5.000	10/01/2026	10/01/2023	A	3,717,116
1,665,000	NYS DA (School District Financing)[2]	5.000	10/01/2026	10/01/2023	A	1,943,038
2,740,000	NYS DA (School District Financing)[2]	5.000	10/01/2026	10/01/2023	A	3,192,758
1,885,000	NYS DA (School District Financing)[2]	5.000	10/01/2027	10/01/2023	A	2,180,964
2,485,000	NYS DA (School District Financing)[2]	5.000	10/01/2027	10/01/2023	A	2,874,772
50,000	NYS DA (Special Act School Districts)[1,2]	5.750	07/01/2019	08/12/2017	A	50,198
2,460,000	NYS DA (Special Surgery Hospital)[2]	6.250	08/15/2034	08/15/2019	A	2,728,263
815,000	NYS DA (St. John’s University)[2]	5.000	07/01/2027	07/01/2022	A	934,210
180,000	NYS DA (St. John’s University)[2]	5.000	07/01/2028	07/01/2022	A	205,958
6,850,000	NYS DA (St. John’s University)[2]	5.000	07/01/2030	07/01/2022	A	7,795,780
3,685,000	NYS DA (St. Lawrence)[2]	5.400	08/15/2026	08/15/2017	A	3,706,484
1,020,000	NYS DA (State Personal Income Tax Authority)[2]	5.000	08/15/2018	08/15/2018		1,066,318
1,135,000	NYS DA (State Personal Income Tax Authority)[2]	5.000	02/15/2028	02/15/2022	A	1,323,115
4,660,000	NYS DA (State Personal Income Tax Authority)[2]	5.000	02/15/2028	02/15/2022	A	5,369,205
19,280,000	NYS DA (State Personal Income Tax Authority)[2]	5.000	03/15/2028	03/15/2022	A	22,256,254
2,820,000	NYS DA (The Bronx-Lebanon Hospital Center)[2]	6.250	08/15/2022	07/31/2017	A	2,833,282
250,000	NYS DA (The Bronx-Lebanon Hospital Center)[2]	6.250	02/15/2035	02/15/2019	A	267,065
6,730,000	NYS DA (The New School)[2]	5.000	07/01/2023	04/07/2021	A	7,570,644
1,000,000	NYS DA (The New School)[2]	5.000	07/01/2029	01/01/2027	A	1,199,550
1,500,000	NYS DA (The New School)[2]	5.000	07/01/2030	01/01/2027	A	1,775,745

31        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$2,600,000	NYS DA (The New School)[2]	5.000%	07/01/2031	01/01/2027	A	$3,060,122
2,500,000	NYS DA (The New School)[2]	5.000	07/01/2032	01/01/2027	A	2,922,025
10,000	NYS DA (UCPHCAS/Jawonio/FRC/ CPW/UCPANYS/UCP Obligated Group)[2]	4.250	07/01/2020	07/24/2017	A	10,024
30,000	NYS DA (United Cerebral Palsy Assoc. of NYC)[1,2]	5.750	07/01/2018	07/31/2017	A	30,087
4,780,000	NYS DA (United Cerebral Palsy Assoc. of NYS)[2]	4.875	09/01/2027	10/25/2023	B	4,810,544
25,000	NYS DA (Upstate Community Colleges)[2]	6.000	07/01/2031	01/01/2019	A	26,879
40,000	NYS DA (White Plains Hospital)[2]	5.375	02/15/2043	09/13/2017	A	40,304
245,000	NYS DA (Yeshiva University)[2]	5.000	09/01/2027	09/01/2019	A	265,700
40,000	NYS DA (Yeshiva University)[2]	5.000	09/01/2027	09/01/2019	A	43,326
1,130,000	NYS DA (Yeshiva University)[2]	5.000	09/01/2027	09/01/2019	A	1,144,057
20,000	NYS EFC (Clean Water & Drinking Revolving Funds)[2]	4.875	06/15/2020	07/31/2017	A	20,787
5,840,000	NYS EFC (Clean Water & Drinking Revolving Funds)[2]	5.000	06/15/2034	06/15/2026	A	6,948,490
3,995,000	NYS EFC (NYC Municipal Water Finance Authority)[2]	5.000	06/15/2030	06/15/2027	A	4,948,646
2,050,000	NYS ERDA (New York Electric & Gas Corp.)[2]	2.000 [3]	02/01/2029	05/01/2020	C	2,054,120
3,250,000	NYS HFA (Affordable Hsg.)[2]	5.250	11/01/2027	11/01/2017	A	3,272,977
400,000	NYS HFA (Division Street)[2]	5.000	02/15/2026	07/31/2017	A	400,712
555,000	NYS HFA (Golden Age Apartments)[2]	5.000	02/15/2037	07/31/2017	A	555,522
3,000,000	NYS HFA (Horizons at Wawayanda)[2]	5.350	06/01/2025	08/01/2017	A	3,007,950
25,000	NYS HFA (Loewn Devel. of Wappingers Falls)[2]	5.250	08/15/2019	10/17/2017	A	25,387
230,000	NYS HFA (Multifamily Hsg.)[2]	5.300	08/15/2022	07/31/2017	A	230,543
1,340,000	NYS HFA (Multifamily Hsg.)[2]	5.300	08/15/2024	07/31/2017	A	1,342,948
300,000	NYS HFA (Multifamily Hsg.)[2]	5.350	08/15/2031	07/31/2017	A	302,016
1,145,000	NYS HFA (Multifamily Hsg.)[2]	5.600	02/15/2026	07/31/2017	A	1,147,416
1,530,000	NYS HFA (Multifamily Hsg.)[2]	5.600	08/15/2033	07/31/2017	A	1,532,280
50,000	NYS HFA (Multifamily Hsg.)[2]	6.850	11/01/2019	07/31/2017	A	50,198
1,610,000	NYS HFA (Senior Devel. Hsg.)[2]	5.100	11/15/2023	11/15/2017	A	1,625,778
380,000	NYS HFA (Simeon Dewitt)[2]	8.000	11/01/2018	07/31/2017	A	381,915
35,000	NYS HFA, Series A2	6.125	11/01/2020	07/31/2017	A	35,106
5,000,000	NYS Thruway Authority[2]	5.000	01/01/2025	01/01/2018	A	5,098,800
10,000,000	NYS Thruway Authority[2]	5.000	01/01/2027	01/01/2022	A	11,424,600
15,000,000	NYS Thruway Authority[2]	5.000	01/01/2029	01/01/2022	A	17,018,400
100,000	NYS Thruway Authority[2]	5.000	04/01/2029	04/01/2019	A	106,773
20,500,000	NYS Thruway Authority[2]	5.000	01/01/2030	01/01/2022	A	23,163,975
80,000	NYS Thruway Authority Highway & Bridge Trust Fund[2]	5.000	04/01/2021	10/01/2018	A	84,058

32        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$1,000,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[2]	5.000%	07/01/2030	07/01/2024	A	$1,112,130
4,250,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[2]	5.000	07/01/2034	07/01/2024	A	4,678,910
4,175,000	NYS UDC, Series D2	5.625	01/01/2028	01/01/2019	A	4,457,105
600,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)[2]	5.000	05/01/2028	05/01/2027	A	716,208
450,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)[2]	5.000	05/01/2029	05/01/2027	A	530,640
835,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)[2]	5.000	05/01/2030	05/01/2027	A	977,860
600,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)[2]	5.000	05/01/2032	05/01/2027	A	694,338
465,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)[2]	5.000	07/01/2022	07/01/2022		523,548
490,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)[2]	5.000	07/01/2023	07/01/2022	A	548,501
515,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)[2]	5.000	07/01/2024	07/01/2022	A	574,045
540,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)[2]	5.000	07/01/2025	07/01/2022	A	598,298
1,000,000	Onondaga, NY Civic Devel. Corp. (Upstate Properties)[2]	5.500	12/01/2031	12/01/2021	A	1,151,320
690,000	Orange County, NY Funding Corp. (Mount St. Mary College)[2]	5.000	07/01/2019	07/01/2019		730,862
460,000	Orange County, NY Funding Corp. (Mount St. Mary College)[2]	5.000	07/01/2019	07/01/2019		487,241
485,000	Orange County, NY Funding Corp. (Mount St. Mary College)[2]	5.000	07/01/2020	07/01/2020		525,721
730,000	Orange County, NY Funding Corp. (Mount St. Mary College)[2]	5.000	07/01/2020	07/01/2020		791,291
765,000	Orange County, NY Funding Corp. (Mount St. Mary College)[2]	5.000	07/01/2021	07/01/2021		846,021
505,000	Orange County, NY Funding Corp. (Mount St. Mary College)[2]	5.000	07/01/2021	07/01/2021		558,485
530,000	Orange County, NY Funding Corp. (Mount St. Mary College)[2]	5.000	07/01/2022	07/01/2022		596,732
805,000	Orange County, NY Funding Corp. (Mount St. Mary College)[2]	5.000	07/01/2022	07/01/2022		906,358
1,915,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital)[2]	5.375	12/01/2021	07/31/2017	A	1,921,798

33        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$650,000	Otsego County, NY Capital Resource Corp. (Hartwick College)[2]	5.000%	10/01/2022	10/01/2022		$713,518
700,000	Otsego County, NY Capital Resource Corp. (Hartwick College)[2]	5.000	10/01/2023	10/01/2023		774,669
660,000	Otsego County, NY Capital Resource Corp. (Hartwick College)[2]	5.000	10/01/2024	10/01/2024		733,986
4,750,000	Oyster Bay, NY GO	2.500	06/01/2018	06/01/2018		4,772,705
2,000,000	Oyster Bay, NY GO	3.500	02/02/2018	02/02/2018		2,021,180
5,100,000	Oyster Bay, NY GO2	3.500	06/01/2018	06/01/2018		5,169,156
106,875,000	Port Authority NY/NJ (JFK International Air Terminal)[2]	5.750	12/01/2022	07/31/2017	A	108,153,225
46,510,000	Port Authority NY/NJ (JFK International Air Terminal)[2]	5.750	12/01/2025	07/31/2017	A	47,066,260
34,845,000	Port Authority NY/NJ (JFK International Air Terminal)[2]	5.900	12/01/2017	07/31/2017	A	35,174,634
2,600,000	Port Authority NY/NJ (JFK International Air Terminal)[2]	6.500	12/01/2028	07/31/2017	A	2,612,974
39,900,000	Port Authority NY/NJ (JFK International Air Terminal)[2]	6.500	12/01/2028	07/31/2017	A	40,556,754
13,305,000	Port Authority NY/NJ (KIAC)[2]	6.750	10/01/2019	07/31/2017	A	13,530,653
1,000,000	Port Authority NY/NJ, 151st Series[2]	5.250	09/15/2023	03/15/2018	A	1,029,810
2,100,000	Port Authority NY/NJ, 151st Series[2]	6.000	09/15/2028	03/15/2018	A	2,174,130
250,000	Port Authority NY/NJ, 152nd Series[2]	5.000	11/01/2023	05/01/2018	A	258,230
11,070,000	Port Authority NY/NJ, 152nd Series[2]	5.750	11/01/2030	05/01/2018	A	11,496,749
17,325,000	Port Authority NY/NJ, 169th Series[2]	5.000	10/15/2036	10/15/2021	A	18,797,105
7,005,000	Port Authority NY/NJ, 172nd Series[2]	5.000	10/01/2025	04/01/2022	A	7,994,877
10,000,000	Port Authority NY/NJ, 172nd Series[2]	5.000	10/01/2028	04/01/2022	A	11,290,400
13,075,000	Port Authority NY/NJ, 172nd Series[2]	5.000	10/01/2030	04/01/2022	A	14,603,860
12,500,000	Port Authority NY/NJ, 185th Series[2]	5.000	09/01/2026	09/01/2024	A	14,733,625
7,500,000	Port Authority NY/NJ, 185th Series[2]	5.000	09/01/2027	09/01/2024	A	8,782,425
3,775,000	Port Authority NY/NJ, 186th Series[2]	5.000	10/15/2031	10/15/2024	A	4,343,326
5,000,000	Port Authority NY/NJ, 195th Series[2]	5.000	10/01/2035	10/01/2026	A	5,780,650
495,000	Poughkeepsie, NY IDA (Eastman & Bixby Redevel. Corp.)[2]	5.900	08/01/2020	08/01/2017	A	496,614

34        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$50,000	Ramapo, NY GO	4.000%	08/01/2017	08/01/2017		$50,130
30,000	Rensselaer County, NY IDA (Franciscan Heights)[2]	4.500	12/01/2019	07/31/2017	A	30,083
1,200,000	Rensselaer County, NY IDA (Franciscan Heights)[2]	5.375	12/01/2025	07/31/2017	A	1,204,260
575,000	Rockland County, NY GO2	5.000	12/15/2019	12/15/2019		618,390
575,000	Rockland County, NY GO2	5.000	12/15/2020	12/15/2020		631,454
600,000	Rockland County, NY GO2	5.000	12/15/2022	12/15/2022		679,170
10,000	Rockland County, NY Solid Waste Management Authority[2]	4.375	12/15/2020	07/31/2017	A	10,028
150,000	Rockland County, NY Tobacco Asset Securitization Corp.[2]	5.625	08/15/2035	07/31/2017	A	152,976
195,000	Saratoga County, NY Capital Resource Corp. (Skidmore College)[2]	5.000	07/01/2024	07/01/2024		234,109
385,000	Spring Valley, NY (Quality Redevel.)[2]	5.000	06/15/2021	07/31/2017	A	386,297
405,000	Spring Valley, NY (Quality Redevel.)[2]	5.000	06/15/2022	07/31/2017	A	406,357
300,000	Spring Valley, NY GO2	5.000	05/01/2020	07/31/2017	A	300,999
310,000	Spring Valley, NY GO2	5.000	05/01/2021	07/31/2017	A	311,011
325,000	Spring Valley, NY GO2	5.000	05/01/2022	07/31/2017	A	326,027
335,000	Spring Valley, NY GO2	5.000	05/01/2023	07/31/2017	A	336,032
350,000	Spring Valley, NY GO2	5.000	05/01/2024	07/31/2017	A	351,047
365,000	Spring Valley, NY GO2	5.000	05/01/2025	07/31/2017	A	366,091
1,050,000	St. Lawrence County, NY IDA (Clarkson University)[2]	5.250	09/01/2033	03/01/2022	A	1,175,496
300,000	St. Lawrence County, NY IDA (St. Lawrence University)[2]	5.000	07/01/2024	01/01/2023	A	350,253
920,000	St. Lawrence County, NY IDA (St. Lawrence University)[2]	5.000	07/01/2025	01/01/2023	A	1,066,804
1,345,000	St. Lawrence County, NY IDA (St. Lawrence University)[2]	5.000	07/01/2027	01/01/2023	A	1,537,698
300,000	St. Lawrence County, NY IDA (St. Lawrence University)[2]	5.000	07/01/2028	07/01/2026	A	359,193
785,000	St. Lawrence County, NY IDA (St. Lawrence University)[2]	5.000	07/01/2030	07/01/2026	A	925,358
450,000	St. Lawrence County, NY IDA (St. Lawrence University)[2]	5.000	07/01/2031	07/01/2026	A	527,517
375,000	Suffern, NY GO2	5.000	03/15/2021	03/15/2021		408,713
395,000	Suffern, NY GO2	5.000	03/15/2022	03/15/2021	A	427,098
310,000	Suffern, NY GO2	5.000	03/15/2023	03/15/2021	A	333,579
475,000	Suffern, NY GO2	5.000	03/15/2026	03/15/2021	A	504,137
400,000	Suffolk County, NY Economic Devel. Corp. (Family Residences Essential Enterprises)[2]	6.750	06/01/2027	09/04/2022	A	406,252
10,000,000	Suffolk County, NY GO2	5.000	02/01/2027	02/01/2027		12,227,100
10,000	Suffolk County, NY IDA (ALIA- Civic Facility)[2]	6.000	11/01/2017	11/01/2017		10,030

35        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$200,000	Suffolk County, NY IDA (ALIA-IGHL)[2]	5.950%	11/01/2022	11/01/2019	A	$202,044
300,000	Suffolk County, NY IDA (ALIA-NYS ARC)[2]	5.950	11/01/2022	11/01/2019	A	303,066
300,000	Suffolk County, NY IDA (ALIA-WORCA)[2]	5.950	11/01/2022	03/31/2019	A	303,066
300,000	Suffolk County, NY IDA (DDI)[2]	6.000	10/01/2020	10/01/2017	A	301,779
300,000	Suffolk County, NY IDA (DDI)[2]	6.000	10/01/2020	10/01/2017	A	301,779
1,180,000	Suffolk County, NY IDA (Dowling College)	4.750	06/01/2026	07/04/2024	B	1,151,243
2,330,000	Suffolk County, NY IDA (Dowling College)[6]	6.700	12/01/2020	07/01/2019	B	698,790
300,000	Suffolk County, NY IDA (Independent Group Home Living)[2]	6.000	10/01/2020	10/01/2017	A	301,779
1,215,000	Suffolk County, NY IDA (Nissequogue Cogeneration Partners)[2]	5.500	01/01/2023	07/31/2017	A	1,215,097
200,000	Suffolk County, NY IDA (Suffolk Hotels)[2]	6.000	10/01/2020	10/01/2017	A	201,186
100,000	Suffolk County, NY IDA (WORCA)[2]	6.000	10/01/2020	10/01/2017	A	100,593
1,145,000	Suffolk, NY Tobacco Asset Securitization Corp.[2]	5.000	06/01/2021	06/01/2021		1,279,354
1,395,000	Sullivan County, NY Infrastructure (Adelaar)[2]	4.850	11/01/2031	11/18/2026	B	1,307,087
5,110,000	Sullivan County, NY Infrastructure (Adelaar)[2]	4.850	11/01/2031	11/23/2026	B	4,787,968
15,085,000	Sullivan County, NY Infrastructure (Adelaar)[2]	4.850	11/01/2031	11/24/2026	B	14,135,852
2,165,000	Sullivan County, NY Infrastructure (Adelaar)[2]	4.850	11/01/2031	11/23/2026	B	2,028,562
2,115,000	Sullivan County, NY Infrastructure (Adelaar)[2]	4.850	11/01/2031	11/20/2026	B	1,981,924
25,000	Syracuse, NY Hsg. Authority[2]	5.400	09/01/2017	09/01/2017		25,159
75,000	Syracuse, NY Hsg. Authority[2]	5.400	09/01/2020	09/01/2017	A	75,423
30,000	Syracuse, NY Hsg. Authority[2]	5.400	09/01/2021	09/01/2017	A	30,162
100,000	Syracuse, NY Hsg. Authority[2]	5.400	09/01/2023	09/01/2017	A	100,538
260,000	Syracuse, NY IDA (Carousel Center)	4.892 [7]	01/01/2018	01/01/2018		252,637
2,205,000	Syracuse, NY IDA (Carousel Center)[2]	5.000	01/01/2028	01/01/2026	A	2,553,522
12,235,000	Syracuse, NY IDA (Carousel Center)[2]	5.000	01/01/2029	01/01/2026	A	14,128,978
2,350,000	Syracuse, NY IDA (Carousel Center)[2]	5.000	01/01/2031	01/01/2026	A	2,690,938
90,000	Syracuse, NY IDA (One Center Armory Garage)	6.750	12/01/2017	07/31/2017	A	90,135
1,000,000	Troy, NY IDA (Rensselaer Polytechnic Institute)[2]	5.000	09/01/2031	09/01/2021	A	1,109,250

36        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$170,000	Ulster County, NY Res Rec[2]	5.000%	03/01/2018	07/31/2017	A	$170,585
10,000	Westhampton Beach, NY Union Free School District[2]	4.625	03/01/2027	07/31/2017	A	10,031
70,000	White Plains, NY HDC (Battle Hill)[2]	6.650	02/01/2025	09/10/2021	B	77,191
2,000,000	Yonkers, NY GO2	5.000	10/01/2023	10/01/2021	A	2,283,300
1,000,000	Yonkers, NY GO2	5.000	10/01/2024	10/01/2021	A	1,140,770
1,455,000	Yonkers, NY IDA (Monastery Manor Associates)[2]	5.000	04/01/2025	07/31/2017	A	1,459,350
4,830,000	Yonkers, NY IDA (Sarah Lawrence College)[2]	5.750	06/01/2024	06/01/2019	A	5,265,183
835,000	Yonkers, NY IDA (Sarah Lawrence College)[2]	6.000	06/01/2029	06/01/2019	A	914,200
						1,733,307,894

Other Territory—0.0%
526,493	Public Hsg. Capital Fund Multi- State Revenue Trust I2	4.500	07/01/2022	07/01/2022		540,103

U.S. Possessions—27.7%
1,000,000	Guam Education Financing Foundation COP[2]	2.000	10/01/2017	10/01/2017		1,001,590
1,500,000	Guam Education Financing Foundation COP[2]	3.000	10/01/2018	10/01/2018		1,522,920
1,605,000	Guam Education Financing Foundation COP[2]	5.000	10/01/2019	10/01/2019		1,711,781
100,000	Guam Government Business Privilege[2]	5.000	11/15/2017	11/15/2017		101,216
1,435,000	Guam Government Business Privilege[2]	5.000	01/01/2027	01/01/2022	A	1,545,638
3,255,000	Guam Government Business Privilege[2]	5.000	01/01/2028	01/01/2022	A	3,491,834
1,000,000	Guam Government Limited Obligation[2]	5.500	12/01/2019	12/01/2019		1,103,950
12,155,000	Guam International Airport Authority[2]	6.000	10/01/2023	08/01/2018	A	12,625,642
900,000	Guam Power Authority, Series A2	5.000	10/01/2019	10/01/2019		968,355
1,350,000	Guam Power Authority, Series A2	5.000	10/01/2020	10/01/2020		1,489,684
1,350,000	Guam Power Authority, Series A2	5.000	10/01/2021	10/01/2021		1,525,176
3,185,000	Guam Power Authority, Series A2	5.000	10/01/2025	10/01/2022	A	3,615,262
2,690,000	Guam Power Authority, Series A2	5.000	10/01/2026	10/01/2022	A	3,047,340
4,000,000	Guam Power Authority, Series A2	5.000	10/01/2030	10/01/2022	A	4,484,520
15,250,000	Puerto Rico Aqueduct & Sewer Authority	5.250	07/01/2024	07/01/2024		12,488,225
127,565,000	Puerto Rico Children’s Trust Fund (TASC)[2]	5.375	05/15/2033	07/31/2017	A	127,980,862
52,885,000	Puerto Rico Children’s Trust Fund (TASC)[2]	5.500	05/15/2039	07/31/2017	A	53,135,675
12,600,000	Puerto Rico Commonwealth GO, AGC[5]	2.616	07/01/2018	07/01/2018		12,563,460

37        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$4,400,000	Puerto Rico Commonwealth GO, AGC[5]	2.636%	07/01/2019	07/01/2019		$4,379,276
6,155,000	Puerto Rico Commonwealth GO, AGC[5]	2.656	07/01/2020	07/01/2020		6,146,752
400,000	Puerto Rico Commonwealth GO, FGIC[5,8]	2.656	07/01/2021	07/01/2021		299,252
165,000	Puerto Rico Commonwealth GO6	5.000	07/01/2024	07/01/2024		99,000
25,000	Puerto Rico Commonwealth GO6	5.000	07/01/2028	08/06/2026	B	15,000
1,895,000	Puerto Rico Commonwealth GO6	5.125	07/01/2031	07/01/2031		1,134,631
500,000	Puerto Rico Commonwealth GO, AGC	5.250	07/01/2020	07/31/2017	A	501,185
2,430,000	Puerto Rico Commonwealth GO6	5.250	07/01/2021	07/01/2021		1,458,000
2,715,000	Puerto Rico Commonwealth GO6	5.250	07/01/2022	07/01/2022		1,629,000
4,795,000	Puerto Rico Commonwealth GO6	5.250	07/01/2022	07/01/2022		2,877,000
4,575,000	Puerto Rico Commonwealth GO6	5.250	07/01/2023	07/01/2023		2,745,000
270,000	Puerto Rico Commonwealth GO6	5.250	07/01/2024	07/01/2024		162,000
14,850,000	Puerto Rico Commonwealth GO6	5.250	07/01/2024	07/01/2024		8,910,000
16,785,000	Puerto Rico Commonwealth GO6	5.250	07/01/2025	07/01/2025		10,071,000
15,000	Puerto Rico Commonwealth GO6	5.250	07/01/2029	07/01/2029		9,000
6,750,000	Puerto Rico Commonwealth GO6	5.250	07/01/2032	07/01/2032		4,050,000
11,735,000	Puerto Rico Commonwealth GO6	5.250	07/01/2032	10/02/2031	B	7,129,012
1,400,000	Puerto Rico Commonwealth GO6	5.375	07/01/2030	07/01/2030		838,250
1,950,000	Puerto Rico Commonwealth GO, NPFGC[2]	5.500	07/01/2019	07/01/2019		2,056,528
440,000	Puerto Rico Commonwealth GO, NPFGC	5.500	07/01/2020	07/01/2020		472,934
13,100,000	Puerto Rico Commonwealth GO6	5.500	07/01/2023	07/01/2023		7,892,750
240,000	Puerto Rico Commonwealth GO6	5.500	07/01/2026	07/01/2026		144,600
10,000,000	Puerto Rico Commonwealth GO6	6.000	07/01/2029	07/01/2029		6,087,500
600,000	Puerto Rico Commonwealth GO6	6.000	07/01/2038	08/12/2036	B	362,250
150,000	Puerto Rico Convention Center Authority, FGIC[8]	5.000	07/01/2023	07/01/2023		92,708
2,001,656	Puerto Rico Electric Power Authority[6]	10.000	07/01/2019	07/01/2019		1,436,483
2,001,657	Puerto Rico Electric Power Authority[6]	10.000	07/01/2019	07/01/2019		1,436,483
1,501,242	Puerto Rico Electric Power Authority[6]	10.000	01/01/2021	01/01/2021		1,077,362
1,501,243	Puerto Rico Electric Power Authority[6]	10.000	07/01/2021	07/01/2021		1,077,363
500,414	Puerto Rico Electric Power Authority[6]	10.000	01/01/2022	01/01/2022		359,121
500,414	Puerto Rico Electric Power Authority[6]	10.000	07/01/2022	07/01/2022		359,121
28,360,000	Puerto Rico Electric Power Authority, Series AAA[6]	5.250	07/01/2022	07/01/2022		17,299,600
10,920,000	Puerto Rico Electric Power Authority, Series AAA[6]	5.250	07/01/2023	07/01/2023		6,661,200

38        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$11,490,000	Puerto Rico Electric Power Authority, Series AAA[6]	5.250%	07/01/2024	07/01/2024		$7,008,900
11,595,000	Puerto Rico Electric Power Authority, Series AAA[6]	5.250	07/01/2025	07/01/2025		7,072,950
24,000,000	Puerto Rico Electric Power Authority, Series AAA[6]	5.250	07/01/2027	07/01/2027		14,640,000
33,580,000	Puerto Rico Electric Power Authority, Series AAA[6]	5.250	07/01/2028	07/01/2028		20,483,800
4,905,000	Puerto Rico Electric Power Authority, Series CCC[6]	5.250	07/01/2028	07/01/2028		2,992,050
100,000	Puerto Rico Electric Power Authority, Series DDD[6]	5.000	07/01/2022	07/01/2022		61,000
2,915,000	Puerto Rico Electric Power Authority, Series LL, NPFGC	5.500	07/01/2017	07/01/2017		2,915,262
500,000	Puerto Rico Electric Power Authority, Series PP, NPFGC	5.000	07/01/2024	07/31/2017	A	500,860
285,000	Puerto Rico Electric Power Authority, Series RR, NPFGC	5.000	07/01/2021	07/31/2017	A	288,189
50,000	Puerto Rico Electric Power Authority, Series RR, NPFGC	5.000	07/01/2022	07/31/2017	A	50,560
280,000	Puerto Rico Electric Power Authority, Series RR, NPFGC	5.000	07/01/2024	07/31/2017	A	283,133
175,000	Puerto Rico Electric Power Authority, Series SS, NPFGC	5.000	07/01/2017	07/01/2017		175,004
100,000	Puerto Rico Electric Power Authority, Series SS, NPFGC	5.000	07/01/2022	07/31/2017	A	101,119
830,000	Puerto Rico Electric Power Authority, Series SS, NPFGC	5.000	07/01/2023	07/31/2017	A	839,288
12,500,000	Puerto Rico Electric Power Authority, Series WW6	5.250	07/01/2025	07/01/2025		7,625,000
10,040,000	Puerto Rico Electric Power Authority, Series ZZ6	5.000	07/01/2018	07/01/2018		6,124,400
5,000,000	Puerto Rico Electric Power Authority, Series ZZ6	5.250	07/01/2018	07/01/2018		3,050,000
500,000	Puerto Rico Electric Power Authority, Series ZZ6	5.250	07/01/2026	07/01/2026		305,000
85,000	Puerto Rico HFA[2]	5.000	12/01/2020	07/31/2017	A	86,943
5,400,000	Puerto Rico Highway & Transportation Authority, AMBAC[5]	3.501	07/01/2028	07/01/2028		3,824,982
50,000	Puerto Rico Highway & Transportation Authority, NPFGC[1,2]	5.000	07/01/2018	01/04/2018	A	50,688
90,000	Puerto Rico Highway & Transportation Authority[6]	5.000	07/01/2022	01/22/2021	B	8,550
135,000	Puerto Rico Highway & Transportation Authority[6]	5.000	07/01/2023	07/01/2023		12,825
160,000	Puerto Rico Highway & Transportation Authority, FGIC[8]	5.000	07/01/2025	07/01/2025		103,600
835,000	Puerto Rico Highway & Transportation Authority, AGC[2]	5.000	07/01/2027	07/31/2017	A	843,099

39        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$50,000	Puerto Rico Highway & Transportation Authority, NPFGC[2]	5.000%	07/01/2028	01/01/2018	A	$50,283
90,000	Puerto Rico Highway & Transportation Authority[6]	5.000	07/01/2028	08/06/2026	B	8,550
425,000	Puerto Rico Highway & Transportation Authority[6]	5.000	07/01/2028	02/20/2026	B	40,375
100,000	Puerto Rico Highway & Transportation Authority, FGIC[8]	5.250	07/01/2017	07/01/2017		64,750
2,900,000	Puerto Rico Highway & Transportation Authority, FGIC[8]	5.250	07/01/2018	07/01/2018		1,877,750
425,000	Puerto Rico Highway & Transportation Authority, AGC[2]	5.750	07/01/2019	07/31/2017	A	430,176
25,000	Puerto Rico Highway & Transportation Authority[6]	5.750	07/01/2019	07/01/2019		2,375
230,000	Puerto Rico Highway & Transportation Authority[6]	5.750	07/01/2020	07/01/2020		21,850
5,060,000	Puerto Rico Highway & Transportation Authority, FGIC[8]	5.750	07/01/2021	07/01/2021		3,276,350
7,995,000	Puerto Rico Highway & Transportation Authority[6]	5.750	07/01/2022	07/01/2022		759,525
7,000,000	Puerto Rico Highway & Transportation Authority[6]	5.750	07/01/2024	07/01/2024		1,820,000
400,000	Puerto Rico Highway & Transportation Authority, Series G, FGIC[8]	5.250	07/01/2019	07/01/2019		259,000
100,000	Puerto Rico Highway & Transportation Authority, Series I, FGIC[8]	5.000	07/01/2023	07/01/2023		64,750
4,355,000	Puerto Rico Highway & Transportation Authority, Series K6	5.000	07/01/2021	07/01/2021		1,132,300
11,000,000	Puerto Rico Highway & Transportation Authority, Series K6	5.000	07/01/2022	07/01/2022		2,860,000
12,275,000	Puerto Rico Highway & Transportation Authority, Series K6	5.000	07/01/2023	07/01/2023		3,191,500
12,760,000	Puerto Rico Highway & Transportation Authority, Series K6	5.000	07/01/2024	07/01/2024		3,317,600
14,545,000	Puerto Rico Highway & Transportation Authority, Series K6	5.000	07/01/2025	07/01/2025		3,781,700
16,725,000	Puerto Rico Highway & Transportation Authority, Series K6	5.000	07/01/2026	07/01/2026		4,348,500
780,000	Puerto Rico Infrastructure[6]	5.000	07/01/2019	07/01/2019		58,500
2,460,000	Puerto Rico Infrastructure[6]	6.000	12/15/2026	12/15/2026		1,472,925
895,000	Puerto Rico Infrastructure (Mepsi Campus)[6]	6.250	10/01/2024	08/05/2021	B	474,797
4,250,000	Puerto Rico Infrastructure Financing Authority, FGIC[8]	5.500	07/01/2023	07/01/2023		2,556,375
1,155,000	Puerto Rico ITEMECF (Ana G. Mendez University)[2]	5.000	04/01/2018	04/01/2018		1,160,590

40        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$1,165,000	Puerto Rico ITEMECF (Ana G. Mendez University)[2]	5.000%	04/01/2019	04/01/2019		$1,175,811
650,000	Puerto Rico ITEMECF (Ana G. Mendez University)[2]	5.000	04/01/2021	04/01/2021		657,768
650,000	Puerto Rico ITEMECF (Ana G. Mendez University)[2]	5.000	04/01/2022	04/01/2022		656,643
22,900,000	Puerto Rico ITEMECF (Cogeneration Facilities)[2]	6.625	06/01/2026	10/17/2024	B	22,267,731
500,000	Puerto Rico ITEMECF (International American University)[2]	5.000	10/01/2021	10/01/2021		515,200
1,970,000	Puerto Rico ITEMECF (Ryder Memorial Hospital)[2]	6.700	05/01/2024	08/03/2021	B	1,929,004
365,000	Puerto Rico ITEMECF (University of the Sacred Heart)[2]	5.000	10/01/2021	10/01/2021		304,290
415,000	Puerto Rico ITEMECF (University of the Sacred Heart)[2]	5.000	10/01/2022	10/01/2022		336,934
2,445,000	Puerto Rico ITEMECF (University Plaza), NPFGC[2]	5.625	07/01/2017	07/01/2017		2,445,293
355,000	Puerto Rico ITEMECF (University Plaza), NPFGC[2]	5.625	07/01/2018	01/01/2018	A	362,345
1,875,000	Puerto Rico ITEMECF (University Plaza), NPFGC[2]	5.625	07/01/2019	01/01/2018	A	1,913,400
20,000	Puerto Rico Municipal Finance Agency, Series A, AGC[2]	4.750	08/01/2022	08/01/2017	A	20,259
500,000	Puerto Rico Municipal Finance Agency, Series A, AGC[2]	5.000	08/01/2027	08/01/2017	A	507,660
125,000	Puerto Rico Municipal Finance Agency, Series A, AGC[2]	5.250	08/01/2017	08/01/2017		125,346
70,000	Puerto Rico Municipal Finance Agency, Series A, AGC[2]	5.250	08/01/2021	08/01/2017	A	70,935
9,400,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2023	08/01/2023		4,077,156
10,000,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2024	08/01/2024		4,305,500
40,000	Puerto Rico Municipal Finance Agency, Series A, AGC[2]	5.500	07/01/2017	07/01/2017		40,002
10,245,000	Puerto Rico Municipal Finance Agency, Series C, AGC[2]	5.250	08/01/2018	08/01/2018		10,576,118
1,400,000	Puerto Rico Public Buildings Authority	5.000	07/31/2034	07/01/2034	A	763,000
275,000	Puerto Rico Public Buildings Authority[6]	5.125	07/01/2024	02/02/2024	B	151,937
14,280,000	Puerto Rico Public Buildings Authority[6]	5.250	07/01/2029	05/03/2028	B	7,693,350
2,060,000	Puerto Rico Public Buildings Authority[6]	5.500	07/01/2021	07/01/2021		1,138,150
2,425,000	Puerto Rico Public Buildings Authority[6]	5.500	07/01/2024	07/01/2024		1,339,812

41        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$3,255,000	Puerto Rico Public Buildings Authority[6]	5.500%	07/01/2025	07/01/2025		$1,798,387
10,000,000	Puerto Rico Public Buildings Authority[6]	5.500	07/01/2026	07/01/2026		5,512,500
1,250,000	Puerto Rico Public Buildings Authority, AMBAC	5.500 [3]	07/01/2035	07/01/2017	C	1,250,087
50,000	Puerto Rico Public Buildings Authority[6]	5.750	07/01/2017	07/01/2017		27,625
3,490,000	Puerto Rico Public Buildings Authority[6]	5.750	07/01/2022	07/01/2022		1,928,225
3,020,000	Puerto Rico Public Buildings Authority[6]	6.000	07/01/2020	07/01/2020		1,676,100
1,270,000	Puerto Rico Public Buildings Authority[6]	6.250	07/01/2023	07/01/2023		706,438
50,000	Puerto Rico Public Buildings Authority[6]	6.250	07/01/2026	07/01/2026		27,812
5,000,000	Puerto Rico Public Buildings Authority[6]	7.000	07/01/2021	07/01/2021		2,800,000
205,030,000	Puerto Rico Public Finance Corp., Series A6	6.500	08/01/2028	12/12/2027	B	7,934,661
17,000,000	Puerto Rico Sales Tax Financing Corp., Series A6	5.625	08/01/2030	08/01/2030		4,398,750
73,575,000	Puerto Rico Sales Tax Financing Corp., Series A6	6.125	08/01/2029	08/01/2029		19,313,438
9,960,000	Puerto Rico Sales Tax Financing Corp., Series C6	5.250	08/01/2041	04/19/2041	B	2,577,150
4,080,000	University of Puerto Rico	5.000	06/01/2025	06/01/2025		1,879,452
2,750,000	University of Puerto Rico	5.000	06/01/2026	06/01/2026		1,256,585
7,470,000	University of Puerto Rico, Series P	5.000	06/01/2021	06/01/2021		3,538,539
8,500,000	University of Puerto Rico, Series P	5.000	06/01/2022	06/01/2022		3,955,815
3,725,000	University of Puerto Rico, Series P	5.000	06/01/2024	06/01/2024		1,721,136
5,645,000	University of Puerto Rico, Series P	5.000	06/01/2030	12/23/2028	B	2,562,830
4,930,000	University of Puerto Rico, Series Q	5.000	06/01/2018	06/01/2018		2,532,442
2,490,000	University of Puerto Rico, Series Q	5.000	06/01/2019	06/01/2019		1,236,708
3,515,000	University of Puerto Rico, Series Q	5.000	06/01/2021	06/01/2021		1,665,056
8,410,000	University of Puerto Rico, Series Q	5.000	06/01/2023	06/01/2023		3,885,841
100,000	University of Puerto Rico, Series Q	5.000	06/01/2024	06/01/2024		46,205
300,000	University of Puerto Rico, Series Q	5.000	06/01/2030	12/22/2028	B	136,200
1,500,000	V.I. Public Finance Authority[2]	5.000	09/01/2033	09/01/2025	A	1,640,760
4,000,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[2]	4.000	10/01/2022	08/03/2019	B	3,379,560
1,425,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[2]	4.000	10/01/2022	08/03/2019	B	1,480,205
3,380,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[2]	5.000	10/01/2023	07/31/2017	A	3,528,855

42        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$850,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[2]	5.000%	10/01/2024	07/31/2017	A	$888,225
3,760,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[2]	5.000	10/01/2025	07/31/2017	A	3,795,720
1,715,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[2]	5.000	10/01/2026	07/31/2017	A	1,731,293
50,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[2]	5.000	10/01/2027	07/31/2017	A	50,475
280,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[2]	5.000	10/01/2028	07/31/2017	A	282,660
3,450,000	V.I. Public Finance Authority (Matching Fund Loan Note)[2]	5.000	10/01/2017	10/01/2017		3,452,691
1,125,000	V.I. Public Finance Authority (Matching Fund Loan Note)[2]	5.000	10/01/2018	10/01/2018		1,069,358
6,090,000	V.I. Public Finance Authority (Matching Fund Loan Note)	5.000	10/01/2019	10/01/2019		5,201,104
1,660,000	V.I. Public Finance Authority (Matching Fund Loan Note)	5.000	10/01/2020	10/14/2019	B	1,479,442
1,500,000	V.I. Public Finance Authority (Matching Fund Loan Note)	5.000	10/01/2027	11/18/2025	B	1,249,800
620,000	V.I. Public Finance Authority (Matching Fund Loan Note)[2]	6.750	10/01/2037	08/08/2034	B	498,430
2,330,000	V.I. Public Finance Authority, Series A	5.000	10/01/2018	04/06/2018	B	2,214,758
9,285,000	V.I. Public Finance Authority, Series A2	5.000	10/01/2024	11/07/2022	B	7,482,782
20,000	V.I. Public Finance Authority, Series C	5.000	10/01/2022	09/22/2021	B	16,833
1,110,000	V.I. Tobacco Settlement Financing Corp. (TASC)[2]	5.000	05/15/2031	07/31/2017	A	1,110,289
100,000	V.I. Water & Power Authority	4.500	07/01/2020	07/31/2017	A	100,161
125,000	V.I. Water & Power Authority	4.500	07/01/2028	07/31/2017	A	125,203
225,000	V.I. Water & Power Authority	5.000	07/01/2018	07/31/2017	A	225,466
125,000	V.I. Water & Power Authority	5.000	07/01/2019	07/31/2017	A	125,256

						635,021,166

Total Municipal Bonds and Notes (Cost $2,820,297,189)						2,368,869,163

Shares
Common Stock—0.2%
2,137	CMS Liquidating Trust9,10 (Cost $6,838,400)					5,823,111

43        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Corporate Bond and Note—0.1%
$1,395,000	Dowling College, NY, Series 2015 Taxable Revenue Bond (Cost $1,395,000)[6]	7.500%	06/15/2018	$1,325,250

Total Investments, at Value (Cost $2,828,530,589)—103.4%				2,376,017,524
Net Other Assets (Liabilities)—(3.4)				(78,191,850)

Net Assets—100.0%				$2,297,825,674

Footnotes to Statement of Investments

*Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

A. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

B. Optional call date; corresponds to the most conservative yield calculation.

C. Date of mandatory put.

1. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

2. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

3. Represents the current interest rate for a variable or increasing rate security.

4. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

5. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

6. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

7. Zero coupon bond reflects effective yield on the original acquisition date.

8. The issuer of this security has missed or is expected to miss interest and/or principal payments on this security. The security is insured and is accruing partial income at a rate anticipated to be recovered through the insurer. The rate shown is the contractual interest rate.

9. Non-income producing security.

10. Received as a result of a corporate action.

To simplify the listings of securities, abbreviations are used per the table below:

ACDS	Assoc. for Children with Down Syndrome
AGC	Assured Guaranty Corp.
ALIA	Alliance of Long Island Agencies
AMBAC	AMBAC Indemnity Corp.
ARC	Assoc. of Retarded Citizens
BFCC	Brookdale Family Care Center
COP	Certificates of Participation
CPW	Cerebral Palsy of Westchester
CSMR	Community Services for the Mentally Retarded
DA	Dormitory Authority
DDI	Developmental Disabilities Institute
EFC	Environmental Facilities Corp.
ERDA	Energy Research and Devel. Authority
FGIC	Financial Guaranty Insurance Co.
FHH	Forest Hills Hospital
FNHC	Ferncliff Nursing Home Company
FrankHosp	Franklin Hospital

44        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

FRC	Franziska Racker Centers
GCH	Glen Cove Hospital
GO	General Obligation
HDC	Housing Devel. Corp.
HFA	Housing Finance Agency
HHA	Huntington Hospital Association
HQS	Health Quest System
IDA	Industrial Devel. Agency
IGHL	Independent Group Home for Living
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
KR	Kateri Residence
L.I.	Long Island
LHH	Lenox Hill Hospital
LIJMC	Long Island Jewish Medical Center
MMWNHC	Mary Manning Walsh Nursing Home Company
MTA	Metropolitan Transportation Authority
NDH	Northern Dutchess Hospital
NHlth	Northwell Health
NHlthcare	Northwell Healthcare
NPFGC	National Public Finance Guarantee Corp.
NSUH	North Shore University Hospital
NSUHSFCEC&R	North Shore University Hospital Stern Family Center for Extended Care & Rehabilitation
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
NYU	New York University
PHCtr	Putnam Hospital Center
PlainH	Plainview Hospital
PSCH	Professional Service Centers for the Handicapped, Inc.
Res Rec	Resource Recovery Facility
Shosp	Southside Hospital
SIUH	Staten Island University Hospital
TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds
UCP	United Creative Program
UCPANYS	United Cerebral Palsy Association of New York State
UCPHCAS	United Cerebral Palsy and handicapped Children’s Association of Syracuse
UDC	Urban Development Corporation
USBFCC	Urban Strategies Brookdale Family Care Center
V.I.	United States Virgin Islands
VBHosp	Vassar Brothers Hospital
WORCA	Working Organization for Retarded Children and Adults
YMCA	Young Men’s Christian Assoc.

See accompanying Notes to Financial Statements.

45        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES June 30, 2017 Unaudited

Assets
Investments, at value (cost $2,828,530,589)—see accompanying statement of investments	$2,376,017,524
Cash	912,148
Receivables and other assets:
Interest	23,401,804
Investments sold on a when-issued or delayed delivery basis	11,118,039
Shares of beneficial interest sold	629,248
Other	902,962

Total assets	2,412,981,725
Liabilities
Payables and other liabilities:
Payable for borrowings (See Note 9)	60,800,000
Payable for short-term floating rate notes issued (See Note 4)	48,250,000
Shares of beneficial interest redeemed	3,318,323
Investments purchased on a when-issued or delayed delivery basis	933,450
Dividends	601,986
Trustees’ compensation	527,578
Distribution and service plan fees	436,757
Interest expense on borrowings	47,387
Shareholder communications	12,878
Other	227,692

Total liabilities	115,156,051
Net Assets	$2,297,825,674

Composition of Net Assets
Paid-in capital	$2,808,878,768
Accumulated net investment income	10,385,264
Accumulated net realized loss on investments	(68,925,293)
Net unrealized depreciation on investments	(452,513,065)

Net Assets	$2,297,825,674

46        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,529,782,523 and 522,939,323 shares of beneficial interest outstanding)	$2.93
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$3.00

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,512,644 and 860,754 shares of beneficial interest outstanding)	$2.92

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $562,353,846 and 193,334,561 shares of beneficial interest outstanding)	$2.91

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $203,176,661 and 69,444,068 shares of beneficial interest outstanding)	$2.93

See accompanying Notes to Financial Statements.

47        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT

OF OPERATIONS For the Six Months Ended June 30, 2017 Unaudited

Investment Income
Interest	$45,470,904
Expenses
Management fees	4,825,998
Distribution and service plan fees:
Class A	1,910,620
Class B	15,966
Class C	3,173,195
Transfer and shareholder servicing agent fees:
Class A	779,501
Class B	1,598
Class C	317,522
Class Y	91,133
Shareholder communications:
Class A	11,744
Class B	124
Class C	7,062
Class Y	1,865
Borrowing fees	1,035,300
Interest expense and fees on short-term floating rate notes issued (See Note 4)	340,702
Interest expense on borrowings	250,221
Trustees’ compensation	17,229
Custodian fees and expenses	9,026
Other	356,862

Total expenses	13,145,668
Net Investment Income	32,325,236
Realized and Unrealized Loss
Net realized loss on investments	(11,102,023)
Net change in unrealized appreciation/depreciation on investment transactions	(4,473,481)
Net Increase in Net Assets Resulting from Operations	$16,749,732

See accompanying Notes to Financial Statements.

48        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Operations
Net investment income	$32,325,236	$82,425,894
Net realized loss	(11,102,023)	(16,086,160)
Net change in unrealized appreciation/depreciation	(4,473,481)	(28,791,353)

Net increase in net assets resulting from operations	16,749,732	37,548,381
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(25,193,579)	(64,088,665)
Class B	(39,888)	(184,429)
Class C	(7,963,334)	(21,687,143)
Class Y	(3,148,032)	(6,181,089)

	(36,344,833)	(92,141,326)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(70,537,700)	(205,692,458)
Class B	(1,430,076)	(4,900,764)
Class C	(103,044,452)	(102,336,109)
Class Y	38,327,790	15,916,761

	(136,684,438)	(297,012,570)
Net Assets
Total decrease	(156,279,539)	(351,605,515)
Beginning of period	2,454,105,213	2,805,710,728

End of period (including accumulated net investment income of $10,385,264 and $14,404,861, respectively)	$2,297,825,674	$2,454,105,213

See accompanying Notes to Financial Statements.

49        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$2.95	$3.01	$3.16	$3.06	$3.39	$3.32

Income (loss) from investment operations:
Net investment income[1]	0.04	0.10	0.12	0.13	0.12	0.13
Net realized and unrealized gain (loss)	(0.01)	(0.05)	(0.15)	0.09	(0.34)	0.07

Total from investment operations	0.03	0.05	(0.03)	0.22	(0.22)	0.20

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.11)	(0.12)	(0.12)	(0.11)	(0.13)

Net asset value, end of period	$2.93	$2.95	$3.01	$3.16	$3.06	$3.39

Total Return, at Net Asset Value[2]	0.92%	1.64%	(1.02)%	7.16%	(6.55)%	6.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,529,782	$1,613,157	$1,854,409	$2,345,120	$2,781,283	$3,800,912

Average net assets (in thousands)	$1,571,020	$1,753,650	$2,155,732	$2,569,176	$3,525,801	$3,591,083

Ratios to average net assets:[3]
Net investment income	2.99%	3.29%	3.73%	4.10%	3.56%	3.75%
Expenses excluding specific expenses listed below	0.78%	0.88%	0.78%	0.75%	0.76%	0.71%
Interest and fees from borrowings	0.11%	0.08%	0.05%	0.06%	0.04%	0.03%
Interest and fees on short-term floating rate notes issued[4]	0.03%	0.02%	0.02%	0.02%	0.01%	0.01%

Total expenses	0.92%	0.98%	0.85%	0.83%	0.81%	0.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.92%	0.98%	0.85%	0.83%	0.81%	0.75%

Portfolio turnover rate	6%	21%	9%	4%	8%	15%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

50        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Class B	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$2.94	$3.01	$3.15	$3.06	$3.38	$3.31

Income (loss) from investment operations:
Net investment income[1]	0.03	0.08	0.09	0.11	0.09	0.10
Net realized and unrealized gain (loss)	(0.01)	(0.06)	(0.13)	0.07	(0.33)	0.07

Total from investment operations	0.02	0.02	(0.04)	0.18	(0.24)	0.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.09)	(0.10)	(0.09)	(0.08)	(0.10)

Net asset value, end of period	$2.92	$2.94	$3.01	$3.15	$3.06	$3.38

Total Return, at Net Asset Value[2]	0.54%	0.54%	(1.45)%	6.04%	(7.09)%	5.24%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,513	$3,963	$8,956	$13,871	$19,850	$28,971

Average net assets (in thousands)	$3,209	$6,193	$11,405	$16,439	$24,528	$32,565

Ratios to average net assets:[3]
Net investment income	2.36%	2.60%	2.97%	3.36%	2.69%	2.93%
Expenses excluding specific expenses listed below	1.55%	1.63%	1.54%	1.49%	1.63%	1.56%
Interest and fees from borrowings	0.11%	0.08%	0.05%	0.06%	0.04%	0.03%
Interest and fees on short-term floating rate notes issued[4]	0.03%	0.02%	0.02%	0.02%	0.01%	0.01%

Total expenses	1.69%	1.73%	1.61%	1.57%	1.68%	1.60%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.69%	1.73%	1.61%	1.57%	1.68%	1.60%

Portfolio turnover rate	6%	21%	9%	4%	8%	15%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

51        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$2.93	$3.00	$3.14	$3.05	$3.37	$3.30

Income (loss) from investment operations:
Net investment income[1]	0.03	0.08	0.09	0.10	0.09	0.10
Net realized and unrealized gain (loss)	(0.01)	(0.06)	(0.13)	0.08	(0.32)	0.08

Total from investment operations	0.02	0.02	(0.04)	0.18	(0.23)	0.18

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.09)	(0.10)	(0.09)	(0.09)	(0.11)

Net asset value, end of period	$2.91	$2.93	$3.00	$3.14	$3.05	$3.37

Total Return, at Net Asset Value[2]	0.55%	0.55%	(1.45)%	6.05%	(7.01)%	5.35%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$562,354	$670,317	$787,924	$998,061	$1,160,492	$1,557,436

Average net assets (in thousands)	$639,631	$741,999	$911,014	$1,078,306	$1,450,233	$1,459,347

Ratios to average net assets:[3]
Net investment income	2.30%	2.54%	2.97%	3.35%	2.78%	2.99%
Expenses excluding specific expenses listed below	1.54%	1.63%	1.53%	1.50%	1.54%	1.48%
Interest and fees from borrowings	0.11%	0.08%	0.05%	0.06%	0.04%	0.03%
Interest and fees on short-term floating rate notes issued[4]	0.03%	0.02%	0.02%	0.02%	0.01%	0.01%

Total expenses	1.68%	1.73%	1.60%	1.58%	1.59%	1.52%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.68%	1.73%	1.60%	1.58%	1.59%	1.52%

Portfolio turnover rate	6%	21%	9%	4%	8%	15%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

52        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Class Y	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$2.95	$3.01	$3.16	$3.06	$3.39	$3.32

Income (loss) from investment operations:
Net investment income[1]	0.05	0.11	0.12	0.14	0.12	0.13
Net realized and unrealized gain (loss)	(0.02)	(0.05)	(0.14)	0.08	(0.33)	0.08

Total from investment operations	0.03	0.06	(0.02)	0.22	(0.21)	0.21

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.12)	(0.13)	(0.12)	(0.12)	(0.14)

Net asset value, end of period	$2.93	$2.95	$3.01	$3.16	$3.06	$3.39

Total Return, at Net Asset Value[2]	1.05%	1.89%	(0.77)%	7.42%	(6.34)%	6.38%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$203,177	$166,668	$154,422	$213,528	$170,966	$207,859

Average net assets (in thousands)	$184,063	$159,564	$193,158	$191,461	$210,498	$157,688

Ratios to average net assets:[3]
Net investment income	3.14%	3.53%	3.97%	4.35%	3.80%	3.95%
Expenses excluding specific expenses listed below	0.54%	0.63%	0.53%	0.50%	0.54%	0.48%
Interest and fees from borrowings	0.11%	0.08%	0.05%	0.06%	0.04%	0.03%
Interest and fees on short-term floating rate notes issued[4]	0.03%	0.02%	0.02%	0.02%	0.01%	0.01%

Total expenses	0.68%	0.73%	0.60%	0.58%	0.59%	0.52%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.68%	0.73%	0.60%	0.58%	0.59%	0.52%

Portfolio turnover rate	6%	21%	9%	4%	8%	15%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

53        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS June 30, 2017 Unaudited

1. Organization

Oppenheimer Rochester Limited Term New York Municipal Fund (the “Fund”), a series of Rochester Portfolio Series, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any,

54        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2016, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended December 31, 2016 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates.

55        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2017	$16,519,543
2018	813,470
No expiration	41,857,457

Total	$59,190,470

At period end, it is estimated that the capital loss carryforwards would be $17,333,013 expiring by 2018 and $52,959,480, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,779,432,277[1]

Gross unrealized appreciation	$62,452,564
Gross unrealized depreciation	(514,965,629)

Net unrealized depreciation	$(452,513,065)

1. The Federal tax cost of securities does not include cost of $49,098,312, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange

56        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is for reporting periods after August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

57        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

58        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

3. Securities Valuation (Continued)

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$—	$1,732,609,104	$698,790	$1,733,307,894
Other Territory	—	540,103	—	540,103
U.S. Possessions	—	629,275,233	5,745,933	635,021,166
Common Stock	—	—	5,823,111	5,823,111
Corporate Bond and Note	—	1,325,250	—	1,325,250

Total Assets	$—	$2,363,749,690	$12,267,834	$2,376,017,524

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount

59        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

    Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

    Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

60        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

4. Investments and Risks (Continued)

    The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to resell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

    Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including

61        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $48,250,000.

    When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $112,164,375 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $48,250,000 in short-term floating rate securities issued and outstanding at that date.

    At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 11,485,000	NYC GO Tender Option Bond Series 2015-XF2155 Trust[3]	8.608%	8/1/26	$15,289,291
9,380,000	NYC GO Tender Option Bond Series 2015-XF2155- 2 Trust[3]	8.608	8/1/26	12,487,031
13,045,000	NYC GO Tender Option Bond Series 2015-XF2155- 3 Trust[3]	8.608	8/1/27	17,211,834
14,345,000	NYC GO Tender Option Bond Series 2015-XF2155- 4 Trust[3]	8.607	8/1/27	18,926,219

				$63,914,375

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option

62        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

4. Investments and Risks (Continued)

bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

    The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 5% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $48,250,000 or 2.00% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$933,450
Sold securities	11,118,039

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the

Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite

63        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

    In June 2016, Congress passed the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”). PROMESA established a federally-appointed fiscal oversight board (the “Oversight Board”) to oversee Puerto Rico’s financial operations and allows the Oversight Board to file cases on behalf of the Commonwealth of Puerto Rico or one of its instrumentalities to restructure debt and other obligations of the relevant entity in a “Title III” proceeding. Title III incorporates many provisions of the federal Bankruptcy Code for U.S. territories, and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions. In early May 2017, Title III petitions were filed for the Commonwealth of Puerto Rico and the Puerto Rico Sales Tax Financing Corporation (“COFINA”), two of the largest issuers of Puerto Rico debt. Title III petitions for Puerto Rico Highways & Transportation Authority (“PRHTA”) and Puerto Rico Electric Power Authority (“PREPA”) were subsequently filed in mid-May and early July, respectively. Title III petitions for additional Puerto Rican instrumentalities are expected to be filed. These restructuring proceedings create uncertainty as to the treatment of claims of varying degrees of seniority and the levels and priorities of payment from the affected entities.

Information concerning securities not accruing interest at period end is as follows:

Cost	$694,152,290
Market Value	$239,044,073
Market Value as % of Net Assets	10.40%

Concentration Risk. The Fund invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

64        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount

Class A
Sold	33,246,177	$98,191,102	53,706,814	$160,938,245
Dividends and/or distributions reinvested	7,225,514	21,329,263	18,315,676	55,039,520
Redeemed	(64,320,071)	(190,058,065)	(140,593,166)	(421,670,223)

Net decrease	(23,848,380)	$(70,537,700)	(68,570,676)	$(205,692,458)

65        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Shares of Beneficial Interest (Continued)

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class B
Sold	3	$9	29,716	$89,544
Dividends and/or distributions reinvested	11,265	33,185	52,035	156,182
Redeemed	(496,783)	(1,463,270)	(1,712,718)	(5,146,490)
Net decrease	(485,515)	$(1,430,076)	(1,630,967)	$(4,900,764)

Class C
Sold	6,215,360	$18,271,757	18,526,685	$55,377,346
Dividends and/or distributions reinvested	2,110,057	6,193,823	5,586,444	16,706,842
Redeemed	(43,463,072)	(127,510,032)	(58,503,151)	(174,420,297)
Net decrease	(35,137,655)	$(103,044,452)	(34,390,022)	$(102,336,109)

Class Y
Sold	22,569,067	$66,730,261	28,641,153	$85,931,870
Dividends and/or distributions reinvested	866,748	2,559,384	1,641,851	4,931,944
Redeemed	(10,482,150)	(30,961,855)	(25,040,571)	(74,947,053)
Net increase	12,953,665	$38,327,790	5,242,433	$15,916,761

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$140,277,572	$270,971,514

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $100 million	0.50%
Next $150 million	0.45
Next $1.75 billion	0.40
Next $3 billion	0.39
Next $5 billion	0.38
Over $10 billion	0.37

The Fund’s effective management fee for the reporting period was 0.41% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment

66        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active

Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	75,608
Accumulated Liability as of June 30, 2017	259,563

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Six Months Ended	Distributor	Distributor	Distributor	Distributor
June 30, 2017	$30,058	$22,041	$185	$10,338

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount

68        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (1.1231% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.09% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 1.1231%.

Details of the borrowings for the reporting period are as follows:

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Borrowings and Other Financing (Continued)

Average Daily Loan Balance	$52,319,337
Average Daily Interest Rate	0.971%
Fees Paid	$1,163,229
Interest Paid	$238,844

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

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9. Borrowings and Other Financing (Continued)

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$184,903

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PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov. The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Elizabeth S. Mossow, Vice President
Richard Stein, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All rights reserved.

73        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct,SM our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

74        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677
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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0355.001.0617 August 22, 2017

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Portfolio Series

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/15/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/15/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	8/15/2017